PROXY STATEMENT PURSUANT TO
              SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


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Filed by a Party other than the Registrant Check the appropriate box:

   [ ]  Preliminary Proxy Statement
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        14a-6(e)(2)
   [X]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                            VEGA-ATLANTIC CORPORATION
                ________________________________________________
                (Name of Registrant as Specified in its Charter)


________________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

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                                      -1-

                            VEGA-ATLANTIC CORPORATION
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 8, 2003


     Notice is hereby given that a special meeting (the "Meeting") of the shareholders (the "Shareholders") of Vega-Atlantic Corporation, a Colorado corporation (the "Company") will be held at 2:00 p.m. on August 8, 2003, at 435 Martin Street, Suite 2000, Blaine, Washington 98320, and any adjournments or postponements thereof for the following purposes:

     1. To approve a proposed amendment (the "Amendment") to the Company's Articles of Incorporation, as amended (the "Articles"), to effectuate a proposed change in name of the Company (the "Name Change") to such name as may be approved by the Board of Directors of the Company in its sole and absolute discretion;

     2. To approve a proposed stock option plan for key personnel of the Company (the "Stock Option Plan");

     3. To ratify the prior actions by shareholders of the Company taken pursuant to a written consent dated March 25, 2003 approving a reverse stock split of one-for-twenty of the Company's issued and outstanding shares of Common Stock effectuated approximately April 2, 2003 (the "Reverse Stock Split"); and

     4. To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

     Only Shareholders of record at the close of business on June 30, 2003 shall be entitled to notice of and to vote at the Meeting or any adjournments thereof. All Shareholders are cordially invited to attend the Meeting in person.


                                         By Order of the Board of Directors


                                         Grant Atkins, President


June 18, 2003
Blaine, Washington








IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                            VEGA-ATLANTIC CORPORATION
                          435 Martin Street, Suite 2000
                            Blaine, Washington 98320

                                 PROXY STATEMENT
                                      DATED
                                  JUNE 18, 2003

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 8, 2003

                                     GENERAL

     This proxy statement (the "Proxy Statement") is being furnished to the shareholders of Vega-Atlantic Corporation, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, $0.00001 par value, of the Company (the "Common Stock"), for use at the special meeting of the Shareholders to be held at 2:00 P.M. on August 8, 2003, at 435 Martin Street, Suite 2000, Blaine, Washington 98320, and any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, Notice of Meeting of Shareholders and the accompanying Proxy Card and Form 10-KSB Annual Report for the fiscal year ended March 31, 2003, are first being mailed to Shareholders on or about July 15, 2003.


                       VOTING SECURITIES AND VOTE REQUIRED

     Only Shareholders of record at the close of business on June 30, 2003 (the "Record Date") are entitled to notice of and to vote the shares of Common Stock, $0.00001 par value, of the Company held by them on such date at the Meeting or any and all adjournments thereof. As of the Record Date an aggregate 1,106,778 shares of Common Stock were outstanding. There was no other class of voting securities outstanding at that date.

     Each share of Common Stock held by a Shareholder entitles such Shareholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, (i) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding will be required to approve the proposed amendment (the "Amendment") to the Company's Articles of Incorporation, as amended (the "Articles ) to effectuate the proposed change in name of the Company (the "Name Change") to such name as may be approved by the Board of Directors of the Company in its sole and absolute discretion; (ii) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding will be required to approve the proposed stock option plan for the Company (the "Stock Option Plan"); and (iii) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding will be required to ratify the prior actions of the shareholders taken pursuant to a written consent dated March 25, 2002 approving a reverse stock split of one-for-twenty of the Company's issued and outstanding shares of Common Stock effectuated approximately April 2, 2003 (the "Reverse Stock Split").

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted at the Meeting. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxyholders in the accompanying Proxy will vote "FOR" approval of the proposed Amendment to the Company's Articles to effectuate the proposed Name Change of the Company, "FOR" approval of the proposed Stock Option Plan, and "FOR" ratification of the prior actions of the shareholders pursuant to the written conesent approving the Reverse Stock Split, and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall be been cast pursuant to the authority conferred by such Proxy.

     The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock, will be paid by the Company.

     In order to assure that there is a quorum it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

CURRENT OFFICERS AND DIRECTORS

     As of the date of this Proxy Statement the directors and executive officers of the Company are as follows:

    Name                    Age                 Position with the Company
____________                ___             ___________________________________

Grant Atkins                 42             Director, President/Chief Executive
                                            Officer, Secretary and Treasurer/
                                            Chief Financial Officer

     GRANT ATKINS has been the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and a director of the Company since October 15, 1998. For the past six years Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. Mr. Atkins has extensive multi-industry experience in the fields of finance, administration and business development. During 1998 and 1999 Mr. Atkins was a consultant through the private management consulting companies of TriStar Financial Services Inc. and Investor Communications International, Inc. Mr. Atkins is also a member of the Board of Directors of Intergold Corporation, a publicly traded corporation formerly engaged in the exploration of gold and silver, a member of the Board of Directors of Petrogen Corp., a publicly traded corporation.

AUDIT COMMITTEE

     As of the date of this Proxy Statement the Company has not appointed members to an Audit Committee. As of the date of this Proxy Statement no Audit Committee exists. Therefore, the role of an Audit Committee has been conducted by the Board of Directors of the Company.

     The Company intends to establish an Audit Committee with additional appointments to the Board of Directors of the Company, as the case may be. When established, the Audit Committee will be comprised of at least two disinterested members of the Board of Directors of the Company. When established, the Audit Committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities will be:
(i) to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) to review and appraise the audit efforts of the Company's independent accountants; (iii) to evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) to oversee management's establishment and enforcement of financial policies and business practices; and (v) to provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors of the Company has considered whether the provision of such non-audit services would be compatible with maintaining its principal independent accountant's independence. The Board of Directors considered whether the Company's principal independent accountant was independent, and concluded that its principal independent accountant for the previous fiscal years ended March 31, 2002 and March 31, 2003, was independent.

AUDIT FEES

     During the fiscal year ended March 31, 2003, the Company incurred approximately $13,000 in fees to its principal independent accountant for professional services rendered in connection with preparation and audit of the Company's financial statements for fiscal year ended March 31, 2003 and for the review of the Company's financial statements for the quarters ended June 30, 2002, September 30, 2002 and December 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During the fiscal year ended March 31, 2003, the Company did not incur any fees for professional services rendered by its principal independent accountant for certain information technology services which may have included, but were not limited to, operating or supervising or managing the Company's information or local area network or designing or implementing a hardware or software system that aggregate source data underlying the financial statements.

ALL OTHER FEES

     During the fiscal year ended March 31, 2003, the Company did not incur any other fees for professional services rendered by its principal independent accountant for all other non-audit services which have included, but were not limited to, tax-related services, actuarial services or valuation services.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares of Common Stock shown.



NAME                             POSITION      AMOUNT AND NATURE OF   PERCENT OF
                                               BENEFICIAL OWNERSHIP   OWNERSHIP
________________________________________________________________________________
                                                          (1)(2)
Alexander W. Cox                Shareholder          216,165           19.19%
428-755 Burrard St.
Vancouver, British Columbia
V6Z 1X6 Canada

                                                          (2)(3)
Pacific Rim Financial Inc.      Shareholder           56,665            5.03%
60 Market Square
P.O. Box 364
Belize City, Belize

                                                          (1)(2)(4)
Investor Communications         Shareholder          303,562           26.94%
 International, Inc.
435 Martin Street, Suite 2000
Blaine, Washington 98320

                                                          (1)(2)
TriStar Financial               Shareholder           60,811           5.40%
Services Inc.
435 Martin Street, Suite 2000
Blaine, Washington 98230

                                                          (2)(5)
Brent Pierce                    Shareholder           70,312            6.24%
16377 Lincoln Woods Court
Surrey, British Columbia
Canada V3S 0J8

                                                          (1)(2)
All officers and directors      Shareholder              250           .0002%
 as a group (1 person)

________________________________
(1)  These are restricted shares of Common Stock.

(2) Shares held of record have been adjusted to take into account the Reverse Stock Split effected approximately April 2, 2003.
(3) Of the 56,665 shares of Common Stock held of record by Pacific Rim Financial Inc., approximately 15,000 are free trading.
(4) The Company and Investor Communications International, Inc. ("ICI") entered into a two-year consulting services and management agreement dated April 1, 1999 and renewed on April 1, 2001 for an additional two-year period (the "Consulting Agreement"), pursuant to which ICI performs a wide range of management, administrative, financial, marketing and public company services for the Company.
(5) Of the 70,312 shares of Common Stock held of record by Brent Pierce, approximately 14,512 are free trading.


                             EXECUTIVE COMPENSATION

     As of the date of this Proxy Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers of the Company as the Company is only in the development stage and has not yet realized substantial revenues from business operations. Officers and directors of the Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or executive officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans.

     Grant Atkins, the current President, Secretary, Treasurer and director of the Company, derives remuneration from the Company indirectly through ICI, which provides a wide range of financial, consulting, administrative and management services to the Company on a month-to-month basis as needed.

     During the fiscal year ended March 31, 2003, the Company incurred approximately (i) $375,250 for amounts due and owing for managerial, administrative, financial and consulting services rendered by ICI; (ii) $27,483 as accrued interest; and (iii) $19,957 as advances payable. During the fiscal year ended March 31, 2003, the Company repaid $133,200 to ICI. Furthermore, the Company and ICI entered into a settlement agreement dated August 22, 2002 (the "Settlement Agreement") pursuant to which: (i) the Company agreed to settle an aggregate debt of $140,887.31 due and owing to ICI as of August 22, 2002, including accrued interest, by the issuance of 4,696,244 pre-Reverse Stock Split shares of its restricted Common Stock at the rate of $0.03 per share (which was the average of the opening and the closing price of the Company's Common Stock trading on the OTC Bulletin Board from July 1, 2002 through August 22, 2002, discounted by 25%); and (ii) ICI agreed to accept the issuance of 4,696,244 pre-Reverse Stock Split shares of restricted Common Stock as settlement and full satisfaction of the aggregate debt due and owing it.

     During the fiscal year ended March 31, 2003, Grant Atkins received an aggregate of $17,325 from ICI for services provided to the Company.


                              CERTAIN TRANSACTIONS

     With the exception of the current contractual relations between the Company and ICI, as of the date of this Proxy Statement the Company has not entered into any other contractual arrangements with related parties. There is not any other currently proposed transaction, or series of the same, to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, 5% Shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations, in which they may have an interest, hold an office or serve on the Boards of Directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors and officers. Such conflicts are intended to be resolved through the exercise by the directors and officers of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the United States Securities and Exchange Act (the "Exchange Act") requires the Company's directors and officers, and the persons who beneficially own more than 10% of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended March 31, 2003.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     With the exception of the current director of the Company, and as of the date of this Proxy Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Proxy Statement there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer of the Company, that oppose any action to be taken by the Company.



                                   PROPOSAL 1

                       APPROVAL OF AN AMENDMENT TO THE
                ARTICLES OF INCORPORATION TO EFFECTUATE A CHANGE
                           IN NAME OF THE COMPANY


AMENDMENT TO ARTICLES AND NAME CHANGE

     In accordance with any decision in the future by the Board of Directors of the Company to effectuate any change in the nature of the Company's business operations, the Board of Directors has determined at this time that it may be in the best interests of the Company and its Shareholders to seek approval for a potential Name Change of the Company, and corresponding Amendment to the Articles of the Company, to such resulting name as the Board of Directors of the Company may finally determine, in its sole and absolute discretion, and in the best interests of the Company.

     The objective of the proposed change in corporate name of the Company, or ability of the Board of Directors to change the corporate name to such other resulting name is deemed necessary to more accurately reflect the proposed business activities of the Company in its name. The Company believes that a name change will better communicate to the public the Company's proposed and future nature of business operations.

     The Board of Directors approved a resolution on June 16, 2003 to amend its Articles in accordance with its proposed Name Change, or to such other name as the Board of Directors of the Company may determine, from time to time, in its sole and absolute discretion, subject to Shareholder approval. By approving this proposal the Shareholders will authorize the Board of Directors to amend the Company's Articles name as the Board of Directors may determine, attached as Exhibit A hereto. The amendment presently embodies Article First changing the text to:

     "The name of the corporation is."

     After any Name Change, it is anticipated that the Company's trading symbol for the OTC Bulletin Board and BBX will be changed from "VGAC". After any Name Change it is also anticipated that the Company's trading symbol for the Frankfurt Stock Exchange will be changed from "VGA" (WKN: 936302).

     Management expects formal implementation of the proposed Name Change with the Colorado Secretary of State to be completed as soon as practicable after the effective date of the approval by the Shareholders and the corresponding decision by the Board of Directors of the Company to effectuate any such Name Change.

DESCRIPTION OF BUSINESS

     Vega-Atlantic Corporation, a Colorado corporation (the "Company") The Company, currently trades on the OTC Bulletin Board under the symbol "VGAC" and the Frankfurt Stock Exchange under the symbol "VGA" (WKN: 936302). The Company has previously sought to develop a diversified international resources exploration, development and production program, and was previously engaged in the business of minerals exploration, acquisition and development within the United States and worldwide. Management of the Company currently has an investment opportunity and business acquisition under review and the Company may, subject to due diligence, consummate the transaction. Depending on the outcome of the investment opportunity and acquisition under review, the Company may continue to assess, or proceed into business opportunities outside the resource sector.

CURRENT BUSINESS OPERATIONS

Potential Acquisition Of Transax Limited

         The Board of Directors of the Company recently approved the execution of an Agreement in Principle dated June 19, 2003 (the "Agreement"), as entered into among the Company, Transax Limited, a Colorado corporation ("Transax"), and certain shareholders of Transax. The Agreement, which is presently subject to standard conditions precedent including, without limitation, prior Board of Directors' and shareholders' ratification, due diligence and the negotiation and execution of a formal agreement evidencing the same, among others, is expected to be formalized and consummated before the end of August of 2003.

         In accordance with the terms and conditions of the proposed Agreement, and again subject to numerous conditions precedent: (i) Transax is expected to become a wholly-owned subsidiary of the Company through the merger of Transax with a wholly-owned subsidiary of the Company; (ii) the Company is expected to change its name and, as a result, its trading symbol, to reflect the business concerns of Transax; and (iii) the Company is expected to adopt and implement a new stock option plan for key personnel of the Company. In conjunction with the terms and conditions of the proposed Agreement, the Company's resulting business, upon consummation of the Agreement, will be comprised of Transax's business assets at that time, which shall include all of the then business assets of Transax's wholly-owned subsidiaries.

     As of the date of this Proxy Statement, the Company is undergoing due diligence and final negotiations regarding execution of a formal agreement.


TRANSAX LIMITED CORPORATE PROFILE

     Transax Limited ("Transax") is a company incorporated in the United States of America and is the holding company of TDS Telecommunication Data Systems Ltda ("TDS"). TDS (being renamed "Transax Brasil Ltda") is a solutions provider and through a licensing agreement from Transax is using the proprietary software trademarked MedLink currently operating in Brazil, employing some 40 staff and contract personnel.

     The MedLink Solution has been specifically designed for the healthcare and health insurance industry to allow insurance companies to connect to healthcare providers and electronically undertake authorization of health claims in real time. A transaction fee is charged to the insurer for use of the MedLink system. MedLink has been developed as a "Total Connectivity" solution where Transax is able to provide an insurer with the ability to cost effectively process all of the transactions generated regardless of location or method of generation.

     An in house authorisation system for 1300 healthcare provider locations was developed by MedLink's software development team and sold to Sul America/Aetna Life.

     Sul America/Aetna Life is the second largest private health insurance company in Brazil. This stand-alone system is currently in use and processes some 350,000 claims monthly.

     The strategic focus of Transax is to become a premier international provider of information network solutions for the healthcare providers and health insurance companies, enabling the real time automation of routine patient eligibility, verifications, authorizations, claims processing and payment functions that are currently performed manually.

PRIOR OPERATIONAL HISTORY

Tun Resources, Ltd.

     On May 2, 2000, the Company entered into a share purchase and sale agreement with Golden Thunder Resources Ltd. ("Golden Thunder") to purchase from Golden Thunder approximately 80% of the issued and outstanding shares of common stock of Tun Resources Ltd., a Canadian corporation ("Tun Resources"), with an option to purchase the remaining 20% of the issued and outstanding shares of Tun Resources (the "Acquisition Agreement"). Pursuant to the terms of the Acquisition Agreement, and extensions thereto, the Company issued 1,600,000 (400,000 pursuant to a reverse stock split of one-for-four unrelated to the Reverse Stock Split discussed herein) shares of its restricted Common Stock to Golden Thunder and provided approximately $604,500 of funds to Tun Resources.

     During the prior fiscal year and in accordance with the terms of the Acquisition Agreement the Company was unable to timely provide the required aggregate amount of $1,180,000 by February 15, 2001. On February 9, 2001, the Company provided an amended letter of offer to Golden Thunder that outlined an offer to: (i) purchase the remaining 20% of Tun Resources; (ii) repurchase all of the Company's 1,600,000 shares of Common Stock from Golden

Thunder; and (iii) request an extension to the funding commitment requirement outlined in the Acquisition Agreement until such time as the shareholders of Golden Thunder voted to accept or reject the offer (the "Letter Offer"). The Letter Offer was presented to the shareholders of Golden Thunder for their approval and such approval was not received.

     Tun Resources Litigation

     On July 8, 2001, the Company filed a Statement of Claim in the Supreme Court of British Columbia naming Golden Thunder and Tun Resources as defendants ("Action No. 5013872"). The Company alleged in its Statement of Claim that certain representations were made by such defendants to the Company under the Acquisition Agreement and otherwise as follows: (i) Tun Resources had good and marketable title to its assets; (ii) the consideration paid by the Company was good and valuable consideration for the acquisition of the shares in Tun Resources; (iii) the intercorporate loan financing, which was to be provided by financing arranged by private investments and, therefore, the joint ventures, were marketable; and (iv) the control of Tun Resources would be transferred to the Company upon closing of the Acquisition Agreement. The Company alleged in its Statement of Claim that such representations were false and untrue and that the defendants made the representations fraudulently or negligently knowing them to be untrue, or recklessly without caring whether they were true or false, and that: (i) the title Tun Resources had to the assets was not good and marketable and was considerably lower in value than represented to the Company; (ii) the consideration paid by the Company to acquire the shares of Tun Resources was excessive and not good and valuable consideration; (iii) the intercorporate loan financing could not be raised in the manner agreed upon by the Company and the defendants; and (iv) the Boards of Directors of Golden Thunder and Tun Resources refused or neglected to replace the Board of Directors of Tun Resources with the board of directors of Golden Thunder. The Company further alleged in its Statement of Claim that: (i) the defendants made such representations to the Company in order to induce the Company to enter into the Acquisition Agreement;
(ii) the Company reasonably relied upon the representations made to it by the Defendants; and (iii) such misrepresentations were breaches of material terms of the Acquisition Agreement and have caused the Company loss and damages. The Company sought general and special damages in excess of $800,000.00.

     On August 2, 2001, Tun Resources and Golden Thunder filed their Statement of Defense in which they alleged that the Company breached the Acquisition Agreement by its failure to provide funding in the amount of $1,180,000 and that such failure to provide the required funding adversely affected the value of assets to be purchased by the Company.

     On November 1, 2002, the Company, Tun Resources and Golden Thunder entered into a settlement agreement and release of all claims (the "Settlement Agreement"). Pursuant to the terms of the Settlement Agreement: (i) Tun Resources and Golden Thunder paid to the Company $150,000.00; (ii) the Company released Tun Resources and Golden Thunder from any and all claims arising directly or indirectly from Action No. 5013872; and (iii) Golden Thunder returned to the Company its stock certificate evidencing the 1,600,000 (400,000 pursuant to a reverse stock split of one-for-four unrelated to the Reverse Stock Split discussed herein) shares of restricted Common Stock, which were cancelled.

The Ailaoshan/Xiaoshuijing Gold Project

     On May 4, 2000, the Company entered into a letter agreement with the No. 1 Geological Brigade of the Yunnan Bureau of Geology and Mineral Resources of

Qujing City, Yunnan Province, China (the "Letter Agreement"), whereby the Company acquired the right to acquire an approximate 70% interest in the Ailaoshang gold concession and prospect with claims that include the Xiaoshuijing gold resource located in the Chuxion Prefecture, Yunnan Province, China. Management plans to conduct future due diligence on the gold prospect in order to provide the basis for negotiation of the final terms of a proposed joint venture agreement; should the due diligence warrant continuing such negotiations. According to the terms of the Letter Agreement the Company must contribute and invest up to $2,500,000 to expand the gold prospect and increase mine production.

     As of the date of this Proxy Statement management of the Company does not believe that a definitive agreement will be consummated nor that any other nor that any other China-based venues will be pursued.

BOARD RECOMMENDATION

     Based upon review of a wide variety of factors considered in connection with its evaluation of the proposed change in corporate name, the Board of Directors of the Company believes that it would be in the best interests of the Company and its Shareholders to effectuate a proposed Name Change to such resulting name as the Board of Directors of the Company may determine, in its sole and absolute discretion, and in the best interests of the Company. Approval of the proposed Amendment to the Articles of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting.

     The Board of Directors recommends a vote "FOR" the approval of the proposed Amendment to the Articles to effectuate a proposed Name Change of the Company.


                                   PROPOSAL II

                      APPROVAL OF THE STOCK OPTION PLAN FOR
                          KEY PERSONNEL OF THE COMPANY

STOCK OPTION PLAN

     On June 16, 2003, the Board of Directors of the Company unanimously approved and adopted a Stock Option Plan, a copy of which is attached hereto as Exhibit B. The purpose of the proposed Stock Option Plan is to advance the interests of the Company and its Shareholders by affording key personnel of the Company an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Pursuant to the provisions of the Stock Option Plan stock options (the "Stock Options") will be granted only to key personnel of the Company; generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts the Company may rely including any director, officer, employee or consultant of the Company.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, which shall determine: (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each Stock Option and the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of up to ten years or whether the Stock Option shall be exercisable in installments or by vesting only. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of Common Stock of the Company, not to presently exceed 4,500,000 shares (post-Reverse Stock Split), as at the date of adoption by the Board of Directors of the Stock Option Plan. At the time a Stock Option is granted under the Stock Option Plan the Board of Directors shall fix and determine the exercise price at which shares of Common Stock of the Company may be acquired; provided, however, that any such exercise price shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company at that time.

     In the event that an optionee who is a director or officer of the Company, ceases to serve in that position, any Stock Option held by such optionee generally may be exercisable within up to 90 calendar days after the effective date that such position ceases, and after such 90-day period any unexercised Stock Option shall expire. In the event that an optionee, who is an employee or consultant of the Company, ceases to be employed by the Company, any Stock Option held by such optionee generally may be exercisable within up to 60 calendar days (or up to 30 calendar days where the optionee provided only investor relations services to the Company) after the effective date that such employment ceases, and after such 60- or 30-day period any unexercised Stock Option shall expire.

     No Stock Options granted under the Stock Option Plan will be transferable by an optionee, and each Stock Option will be exercisable during the lifetime of the optionee subject to the option period of up to 10 years and the limitations described above. Any Stock Option held by an optionee at the time of his death may be exercised by his estate within 1 year of his death or such longer period as the Board of Directors may determine.

     The exercise price of a Stock Option granted pursuant to the Stock Option Plan shall be paid in cash or certified funds upon exercise of the Stock Option.

Incentive Stock Options

     The Stock Option Plan further provides that, subject to the provisions of the Stock Option Plan and prior Shareholder approval, the Board of Directors may grant to any key personnel of the Company who is an employee eligible to receive Stock Options one or more incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board of Directors (the "Incentive Stock Options"). The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than fair market value of a share of Common Stock on the date of grant of the Incentive Stock Option. In accordance with the terms of the proposed Stock Option Plan, "fair market value" of an Incentive Stock Option as of any date shall not be less than the closing price for the shares of Common Stock on the last trading day preceding the date of grant. The option term of each Incentive Stock Option shall be determined by the Board of Directors, which shall not commence sooner than from the date of grant and shall terminate no later than up to 10 years from the date of grant of the Incentive Stock Option, subject to possible earlier termination as described above.

     As of the date of this Proxy Statement no Stock Options nor Incentive Stock Options under the Stock Option Plan have been granted (which does not include those stock options previously granted). See " - Non-Qualified Stock

Option Plan" below. In accordance with the Company's proposed Stock Option Plan, and subject to approval by the Shareholders, the Company anticipates filing with the Commission registration statements on "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans" (each an "S-8") registering Stock Options and Incentive Stock Options under its proposed Stock Option Plan in the amount of up to 4,500,000 post-Reverse Stock Split shares at various exercise prices. Upon approval by the Shareholders of the proposed Stock Option Plan the Board of Directors will be authorized, without further Shareholder approval, to grant such Stock Options from time to time to acquire up to an aggregate of up to 4,500,000 shares of the Company's restricted Common Stock.

NON-QUALIFIED STOCK OPTION PLAN

     On May 1, 2000, the then Board of Directors of the Company adopted a Non-Qualified Stock Option Plan (the "Non-Qualified SOP"), which provided for the grant of 500,000 options to purchase an aggregate of 500,000 shares of restricted Common Stock at $1.00 per share.

     During the prior fiscal years 2001 and 2002, the then Board of Directors granted 487,500 stock options pursuant to the Non-Qualified SOP to acquire up to an aggregate of 487,500 shares of restricted Common Stock at $1.00 per share. No stock options as granted under the Non-Qualified SOP were exercised by the grantees.

     Subsequent to December 31, 2002, and as of the date of this Proxy Statement, the Board of Directors of the Company voted to terminate the Non-Qualified SOP and to unilaterally cancel the 487,5000 stock options as granted. The Board of Directors based its decision regarding cancellation of the stock options on the fact that the Non-Qualified SOP and subsequent grants of stock options were done at a time when management anticipated that the Company would have a viable and ongoing business development venture relating to certain mining claims. The grantees did not perform the services intended as the gold mining claims did not contain any gold and associated business operations failed. The business venture was subject to litigation (as described above) and is no longer being pursued by the Company.

BOARD RECOMMENDATION

     Based upon review of a wide variety of factors considered in connection with its evaluation of the provisions and terms of the proposed Stock Option Plan, the Board of Directors of the Company believes that it would be in the best interests of the Company and its Shareholders to adopt the proposed Stock Option Plan. Approval of the Stock Option Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting.

     The Board of Directors recommends a vote "FOR" the approval of the proposed Stock Option Plan for key personnel of the Company.


                                  PROPOSAL III

              RATIFICATION OF THE PRIOR ACTIONS BY SHAREHOLDERS OF
                THE COMPANY PURSUANT TO WRITTEN CONSENT APPROVING
                     A REVERSE STOCK SPLIT OF ONE-FOR-TWENTY
                     OF THE COMPANY'S ISSUED AND OUTSTANDING
                             SHARES OF COMMON STOCK


PRIOR SHAREHOLDER APPROVAL OF THE REVERSE STOCK SPLIT

     The Board of Directors of the Company, at a previous meeting, authorized and approved, subject to Shareholder approval, a Reverse Stock Split of up to one-for-twenty of the Company's issued and outstanding shares of Common Stock. Therefore, an Information Statement pursuant to Section 14(c) of the Exchange Act (the "Information Statement") was prepared and filed with the Securities and Exchange Commission on October 17, 2002 and amended December 16, 2002.

     The Information Statement was circulated to the Shareholders of the Company in connection with the taking of corporate action without a meeting upon the written consent of 10 or less shareholders then holding of record a majority of the outstanding shares of the Company's Common Stock (the "Written Consent"). As of November 30, 2002 (the "Record Date"), there were 22,532,110 shares of the Company's Common Stock issued and outstanding. The names of the shareholders who signed the Written Consent and their respective equity ownership of the Company were as follows: (i) TriStar Financial Services, Inc., holding of record 1,216,214 shares of Common Stock (5.40%); (ii) Investor Communications International, Inc., holding of record 6,071,244 shares of Common Stock (26.94%); (iii) Alexander W. Cox, holding of record 4,323,300 shares of Common Stock (19.19%); and (iv) Brent Pierce, holding of record 1,406,247 shares of Common
Stock (6.24%).

     The matters upon which action was taken pursuant to the Written Consent by the shareholders dated March 25, 2003 included the approval and authorization for the Board of Directors to effect the Reverse Stock Split of one-for-twenty of the Company's outstanding Common Stock, which was effected by NASDAQ on approximately April 2, 2003.

     Subsequent to the effectuation of the Reverse Stock Split, the Company deteremined that applicable Colorado law requires the written consent of all shareholders in the event that written consents are utilized to obtain shareholder approval in lieu of a shereholder meeting. Therefore, the Board of Directors has decided that it would be prudent to have the Shareholders of the Company ratify the prior actions of the Shareholders taken pursuant to the Written Consent approving the Reverse Stock split and, as a result, has directed the filing of the Proxy Statement and the Meeting of the Shareholders.

PURPOSES AND EFFECTS OF THE REVERSE STOCK SPLIT

     The Board of Directors approved the Reverse Stock Split based upon its judgment that the Reverse Stock Split was in the best interests of the Company and its Shareholders, and that the Reverse Stock Split would result in the greatest marketability and liquidity of the Company's Common Stock. Effectuation of the Reverse Stock Split reduced the number of issued and outstanding shares of Common Stock from an aggregate of 22,532,110 shares to approximately 1,126,606 shares of Common Stock. The Common Stock is currently listed for trading on the OTC Bulletin Board under the symbol "VGAC" and on the Frankfurt Stock Exchange under the symbol "VGA".

     On the Record Date for the Written Consent, the reported closing price of the Common Stock on the OTC Bulletin Board was $0.14 per share. The Board of Directors of the Company has determined to use its best efforts in the future to cause the Company's shares of Common Stock to be approved for trading on the NASDAQ SmallCap Market (the "SmallCap Market") or on another more senior exchange. The Company currently does not qualify for admission to the SmallCap Market because its per-share price of $0.14 is below the present $3.00 level required for admission to the SmallCap Market. Furthermore, the Company's net present tangible assets and shareholders' equity are below the minimum requirements of $4,000,000 and $2,000,000, respectively, for inclusion on the SmallCap Market. Management believes that, based on future generation of revenues and offerings of Common Stock, the Company may eventually meet the net tangible assets and shareholder equity requirements imposed by the SmallCap Market. Management intended to effectuate the Reverse Stock Split at a level of one-to-twenty which it believed would be sufficient to enable the Company in the future to meet such requirements for admission for trading on the SmallCap Market or on another more senior exchange. The Board of Directors further believed that the Reverse Stock Split would help result in attaining both of its goals of achieving a per-share price in excess of $3.00 and increasing the marketability and liquidity of the Company's Common Stock.

     Additionally, the Board of Directors believed that the then per-share price of the Common Stock had limited the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher priced issue. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

     The Board of Directors believed that the Reverse Stock Split did not and will not result in a significant reduction in the number of holders of the Company's Common Stock, and did not intend to effect any Reverse Stock Split that would result in a reduction in the number of holders large enough to jeopardize listing of the Common Stock on the SmallCap Market or the Company remianing subject to the periodic reporting requirements of the Securities and Exchange Commission. In the event the Company achieves a per-share price in excess of $3.00 thus allowing the possibility of listing on the Small Cap Market, the Company would continue as a "penny stock" and subject to the penny stock rules and regulations as well as the concerns discussed above.

     The Reverse Stock Split had the following effects upon the number of shares of Common Stock issued and outstanding (22,532,110 shares as of the Record Date) and had no effect upon the number of authorized shares of Common Stock. The Common Stock continues to be $0.00001 par value Common Stock following the Reverse Stock Split, and the number of shares of Common Stock outstanding has been be reduced. The following example is intended for illustrative purposes.


     Reverse Stock               Common Stock             Authorized                  Unissued Stock
         Split                   Outstanding             Common Stock             Before          After
     _____________               ____________            ____________          __________________________

        1 for 20                  1,126,606               100,000,000          77,467,890      98,873,394



     At the effective date of the Reverse Stock Split each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock") was reclassified as and changed into the appropriate fraction of a share of the Company's Common Stock, $0.00001 par value per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the effective date of the Reverse Stock Split the Company sent transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock. No certificates representing fractional share interests in the New Common Stock were issued, and no such fractional share interest entitled the holder thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional share interest (irrespective of the amount of such fractional share interest), all holders of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock received in lieu one full share upon surrender of certificates formerly representing Old Common Stock held by such holder. As of the date of this Statement, the Company has issued an aggregate of 95 voting common shares in connection therewith.

 Federal Income Tax Consequences of the Reverse Stock Split

     The following is a summary of the material federal income tax consequences of the previous Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock were advised to consult their own tax advisers regarding the federal income tax consequences of the Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws applicable to them.

     1. the Reverse Stock Split qualifies as a recapitalization described in Section 368(a)(1)(E) of the Code;

     2. no gain or loss will be recognized by the Company in connection with the Reverse Stock Split;

     3. no gain or loss will be recognized by a shareholder who exchanged all of his shares of Old Common Stock solely for shares of New Common Stock;

     4. the aggregate basis of the shares of New Common Stock received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) is the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore; and

     5. the hold period of the shares of New Common Stock received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) includes the hold period of the shares of Old Common Stock surrendered in exchange therefore.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION APPLICABLE TO THEM.

BOARD RECOMMENDATION

     Based upon review of a wide variety of factors considered in connection with its evaluation of the Reverse Stock Split, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders that the prior actions by Shareholders pursuant to the Written Consent approving the Reverse Stock Split be ratified. Ratification of the prior actions by Shareholders pursuant to the Written Consent approving the Reverse Stock Split requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting.

     The Board of Directors recommends a vote "FOR" the ratification of the prior actions by Shareholders pursuant to the Written Consent approving the Reverse Stock Split.


                                     GENERAL

OTHER MATTERS

     The Board of Directors does not know of any matters that are to be presented at the Meeting of the Shareholders other than those stated in the Notice of Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Meeting, it is intended that the Proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

SHAREHOLDER PROPOSALS

     If any shareholder of the Company intends to present a proposal for consideration at the Meeting of Shareholders and desires to have such proposal included in the Proxy Statement and forms of Proxy distributed by the Board of Directors with respect to such Meeting, such proposal must be received at the Company's offices, 435 Martin Street, Suite 2000, Blaine, Washington 98320,
Attention: Secretary, not later than July 30, 2003.

                                          By Order of the Board of Directors


                                          Grant Atkins

                                    EXHIBIT A

             ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                                       OF

                            VEGA-ATLANTIC CORPORATION

     FIRST: The name of the Corporation is Vega-Atlantic Corporation.

     SECOND: Immediately upon the effectiveness of this amendment to the Corporation's Articles of Incorporation pursuant to the Colorado Business Corporation Act (the "Effective Time"), the name of the Corporation shall be changed to ".".

     This Amendment shall be effectuated by striking in its entirety Article First by substituting in lieu thereof the following:

     "FIRST: The name of the Corporation is .".

     THIRD: By special meeting held by the Board of Directors of the Corporation on June 16, 2003, pursuant to and in accordance with Sections 7-108-202 and 7-110-103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended the amendment described above to the Corporation's Shareholders for their approval.

     FOURTH: Notice having been properly given to the Shareholders in accordance with Sections 7-107-105 and 7-110-103, at a meeting of Shareholders held on August 8, 2003, the number of votes cast for the amendment by the each voting group entitled to vote on the amendment was sufficient for approval by that voting group.

     IN WITNESS WHEREOF, Vega-Atlantic Corporation has caused these presents to be signed in its name and on its behalf by Grant Atkins, its President, and its corporate seal to be hereunder affixed on this __ day of August, 2003, and its President acknowledges that these Articles of Amendment are the act and deed of Vega-Atlantic Corporation and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


                                         VEGA-ATLANTIC CORPORATION


                                         By:____________________________
                                              Grant Atkins, President

                                    EXHIBIT B
                                STOCK OPTION PLAN
                          OF VEGA-ATLANTIC CORPORATION



                                ________________



                               STOCK OPTION PLAN


                                      For:




                           VEGA-ATLANTIC CORPORATION
                           _________________________





                           VEGA-ATLANTIC CORPORATION
                         435 Martin Street, Suite 2000
                       Blaine, Washington, U.S.A., 98230

                                ________________

                            VEGA-ATLANTIC CORPORATION
                            _________________________

                                STOCK OPTION PLAN
                                =================



     This stock option plan (the "PLAN") is adopted in consideration of services rendered and to be rendered by key personnel to Vega-Atlantic Corporation, its subsidiaries and affiliates.


1.        DEFINITIONS.


     The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:


     BOARD:              The Board of Directors of Vega-Atlantic Corporation.



     COMMON STOCK:       The U.S. $0.001 par value common stock of
                         Vega-Atlantic Corporation.



     COMPANY: Vega-Atlantic Corporation, a corporation incorporated under the laws of the State of Colorado, U.S.A., and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.


     DATE OF GRANT:      The date on which an Option (see hereinbelow) is
                         granted under the Plan.



     FAIR MARKET VALUE:  The Fair Market Value of the Option Shares. Such Fair
                         Market Value as of any date shall be reasonably determined by the Board; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall not be less than the closing price for the Common Stock on the last trading day preceding the date of grant; provided, further, that if the Company's shares are not listed on any exchange the Fair Market Value of such shares shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.


     INCENTIVE STOCK
     OPTION: An Option as described in Section 9 hereinbelow intended to qualify under section 422 of the United States INTERNAL REVENUE CODE OF 1986, as amended.


     KEY PERSON:         A person designated by the Board upon whose judgment,
                         initiative and efforts the Company or a Related Company may rely, who shall include any Director, Officer, employee or consultant of the Company. A Key Person may include a corporation that is wholly-owned and controlled by a Key Person who is eligible for an Option grant, but in no other case may the Company grant an option to a legal entity other than an individual.


     OPTION: The rights granted to a Key Person to purchase Common Stock pursuant to the terms and conditions of an Option Agreement (see hereinbelow).


     OPTION AGREEMENT:   The written agreement (and any amendment or supplement
                         thereto) between the Company and a Key Person designating the terms and conditions of an Option.


     OPTION SHARES:      The shares of Common Stock underlying an Option granted
                         to a Key Person.



     OPTIONEE:           A Key Person who has been granted an Option.



     RELATED COMPANY:    Any subsidiary or affiliate of the Company or of any
                         subsidiary of the Company. The determination of whether a corporation is a Related Company shall be made without regard to whether the entity or the relationship between the entity and the Company now exists or comes into existence hereafter.


2.        PURPOSE AND SCOPE.


          (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.


          (b) This Plan authorizes the Board to grant Options to purchase shares of Common Stock to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors and other matters.


3.        ADMINISTRATION OF THE PLAN.


     The Plan shall be administered by the Board. The Board shall have the authority granted to it under this section and under each other section of the Plan.


     In accordance with and subject to the provisions of the Plan, the Board is hereby authorized to provide for the granting, vesting, exercise and method of exercise of any Options all on such terms (which may vary between Options and Optionees granted from time to time) as the Board shall determine. In addition, and without limiting the generality of the foregoing, the Board shall select the Optionees and shall determine: (i) the number of shares of Common Stock to be subject to each Option, however, in no event may the maximum number of shares reserved for any one individual exceed 15% of the issued and outstanding share capital of the Company; (ii) the time at which each Option is to be granted;
(iii) the purchase price for the Option Shares; (iv) the Option period; and (v) the manner in which the Option becomes exercisable or terminated. In addition, the Board shall fix such other terms of each Option as it may deem necessary or desirable. The Board may determine the form of Option Agreement to evidence each Option.


     The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company subject to the rules and policies of any exchange or over-the-counter market which is applicable to the Company.


     The Board may from time to time make such changes in and additions to the Plan as it may deem proper, subject to the prior approval of any exchange or over-the-counter market which is applicable to the Company, and in the best interests of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan. If the shares are not listed on any exchange, then such approval is not necessary.


     Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees and their respective successors in interest.


4.        THE COMMON STOCK.


     Save and except as may be determined by the Board at a duly constituted meeting of the Board as set forth hereinbelow, the Board is presently authorized to appropriate, grant Options, issue and sell for the purposes of the Plan, a total number of shares of the Company's Common Stock not to exceed 4,500,000, or the number and kind of shares of Common Stock or other securities which in accordance with Section 10 shall be substituted for the shares or into which such shares shall be adjusted. Save and except as may otherwise be determined by the disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, at any duly constituted Board meeting the Board may determine that the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be to the maximum extent of up to 100% of the Company's issued and outstanding Common Stock as at the date of any such meeting of the Board. In this regard, and subject to the prior disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be increased to greater than 100% of the Company's issued and outstanding Common Stock as at the date of notice of any such meeting of the shareholders of the Company whereat such disinterested shareholders' approval is sought and obtained by the Company. All or any unissued shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.


5.        ELIGIBILITY.


     Options will be granted only to Key Persons. Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.


6.        OPTION PRICE AND NUMBER OF OPTION SHARES.


     The Board shall, at the time an Option is granted under this Plan, fix and determine the exercise price at which Option Shares may be acquired upon the exercise of such Option; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company.


     The number of Option Shares that may be acquired under an Option granted to an Optionee under this Plan shall be determined by the Board as at the time the

Option is granted; provided, however, that the aggregate number of Option Shares reserved for issuance to any one Optionee under this Plan, or any other plan of the Company, shall not exceed 15% of the total number of issued and outstanding Common Stock of the Company.


7.        DURATION, VESTING AND EXERCISE OF OPTIONS.


          (a) The option period shall commence on the Date of Grant and shall be up to 10 years in length subject to the limitations in this Section 7 and the Option Agreement.


          (b) During the lifetime of the Optionee the Option shall be exercisable only by the Optionee. Subject to the limitations in paragraph (a) hereinabove, any Option held by an Optionee at the time of his death may be exercised by his estate within one year of his death or such longer period as the Board may determine.


          (c) The Board may determine whether an Option shall be exercisable at any time during the option period as provided in paragraph (a) of this Section 7 or whether the Option shall be exercisable in installments or by vesting only. If the Board determines the latter it shall determine the number of installments or vesting provisions and the percentage of the Option exercisable at each installment or vesting date. In addition, all such installments or vesting shall be cumulative. In this regard the Company will be subject, at all times, to any rules and policies of any exchange or over-the-counter market which is applicable to the Company and respecting any such required installment or vesting provisions for certain or all Optionees.


          (d) In the case of an Optionee who is a director or officer of the Company or a Related Company, if, for any reason (other than death or removal by the Company or a Related Company), the Optionee ceases to serve in that position for either the Company or a Related Company, any option held by the Optionee at the time such position ceases or terminates may, at the sole discretion of the Board, be exercised within up to 90 calendar days after the effective date that his position ceases or terminates (subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's position ceased or terminated. After such 90-day period any unexercised portion of an Option shall expire.


          (e) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if, for any reason (other than death or termination for cause by the Company or a Related Company), the Optionee ceases to be employed by either the Company or a Related Company, any option held by the Optionee at the time his employment ceases or terminates may, at the sole discretion of the Board, be exercised within up to 60 calendar days (or up to 30 calendar days where the Optionee provided only investor relations services to the Company or a Related Company) after the effective date that his employment ceased or terminated (that being up to 60 calendar days (or up to 30 calendar days) from the date that, having previously provided to or received from the Company a notice of such cessation or termination, as the case may be, the cessation or termination becomes effective; and subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's employment ceased or terminated. After such 60-day (or 30-day) period any unexercised portion of an Option shall expire.


          (f) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if the Optionee's employment by the Company or a Related Company ceases due to the Company's termination of such Optionee's employment for cause, any unexercised portion of any Option held by the Optionee shall immediately expire. For this purpose "cause" shall mean conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee's duties.


          (g) Neither the selection of any Key Person as an Optionee nor the granting of an Option to any Optionee under this Plan shall confer upon the Optionee any right to continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be, or be construed as a guarantee that the Optionee will continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be.


          (h) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8.


8.        PAYMENT FOR OPTION SHARES.


     In the case of all Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.

9.        INCENTIVE STOCK OPTIONS.


          (a) The Board may, from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant to any Key Person who is an employee eligible to receive Options one or more Incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board.


          (b) The Option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than the Fair Market Value of a share of Common Stock on the Date of Grant of the Incentive Stock Option.


          (c) The Option term of each Incentive Stock Option shall be determined by the Board and shall be set forth in the Option Agreement, provided that the Option term shall commence no sooner than from the Date of Grant and shall terminate no later than 10 years from the Date of Grant and shall be subject to possible early termination as set forth in
                    Section 7 hereinabove.


10.       CHANGES IN COMMON STOCK, ADJUSTMENTS, ETC.


     In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.


     In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

11.       RELATIONSHIP OF EMPLOYMENT.


     Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time.


12.       NON-TRANSFERABILITY OF OPTION.


     No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.


13.       RIGHTS AS A STOCKHOLDER.


     No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.


14.       SECURITIES LAWS REQUIREMENTS.


     No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States SECURITIES ACT OF 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.


15.       DISPOSITION OF OPTION SHARES.


     Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (i) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (ii) that no Option Shares will be sold or otherwise distributed in violation of the United States SECURITIES ACT OF 1933, as amended, or any other applicable federal or state securities laws; (iii) that if he is subject to reporting requirements under Section 16(a) of the United States SECURITIES EXCHANGE ACT OF 1934, as amended, he will (a) furnish the Company with a copy of each Form 4 filed by him and (b) timely file all reports required under the federal securities laws; and (iv) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.


16.       EFFECTIVE DATE OF PLAN; TERMINATION DATE OF PLAN.


     The Plan shall be deemed effective as of June 19, 2003. The Plan shall terminate at midnight on June 19, 2013 except as to Options previously granted and outstanding under the Plan at the time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.


17.       OTHER PROVISIONS.


     The following provisions are also in effect under the Plan:


          (a) the use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary;


          (b) any expenses of administering the Plan shall be borne by the Company;


          (c) this Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable; and


          (d) the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado, U.S.A.


     This Plan is dated and made effective on this 8th day of August, 2003.

                      BY ORDER OF THE BOARD OF DIRECTORS OF
                            VEGA-ATLANTIC CORPORATION
                                      Per:

                                 "GRANT ATKINS"

                                  Grant Atkins
                                  ____________
                                   A Director

                                   EXHIBIT C
                             AGREEMENT IN PRINCIPLE



                            VEGA-ATLANTIC CORPORATION
                            =========================

                          435 Martin Street, Suite 2000
                        Blaine, Washington, U.S.A., 98230
                        _________________________________

June 19, 2003

To:
TRANSAX LIMITED
Irvine Spectrum Center
Suite 200, 7545 Irvine Center Drive
Irvine, California, U.S.A., 92618

Dear Sirs\Mesdames:

Re:
      OFFER TO PURCHASE, BY WAY OF MERGER, ALL OF THE SHARES OF TRANSAX LIMITED
                                 (THE "COMPANY")
          FROM ALL OF THE SHAREHOLDERS OF THE COMPANY (EACH A "VENDOR")
                 BY VEGA-ATLANTIC CORPORATION (THE "PURCHASER")
      (THE COMPANY, THE VENDORS AND THE PURCHASER BEING, COLLECTIVELY, THE
                                   "PARTIES")

                             AGREEMENT IN PRINCIPLE
                             ======================

         This letter will confirm our recent discussions and the intention of each of Parties hereto to enter into the basic terms of an agreement (herein the "AGREEMENT") for the acquisition by the above-referenced Purchaser from each of the above-referenced Vendors of all of issued and outstanding shares (each a "PURCHASED SHARE") of the above-referenced Company by way of merger and/or plan of arrangement (collectively, the "MERGER", as the final structure of this purchase and sale is to be determined).

         We understand and confirm that the Company is a body corporate subsisting under and registered pursuant to the laws of the State of Colorado, U.S.A., that the Company, together with its subsidiaries, TDS - Telecommunications Data Systems Ltda., Transax Australia Pty. Ltd. and Medlink Technologies Inc. (collectively, the "COMPANY'S SUBSIDIARIES"), is presently engaged in the business of providing information network solutions for healthcare providers and insurance companies and that the Company now requires additional external capital in order to fully develop and realize the potential of its existing business (collectively, the "COMPANY'S BUSINESS").

         We also understand and confirm that, by entering into this Agreement, the undersigned authorized signatories for each of the Purchaser, the Company and the Vendors intend to move forward toward entering into a more formal agreement (the "FORMAL AGREEMENT") pursuant to which the Vendors will agree to sell and the Purchaser will agree to purchase all of the Purchased Shares from the Vendors pursuant to the Merger and upon terms and conditions similar to those as set forth hereinbelow. AT ALL TIMES THE UNDERSIGNED HERETO ACKNOWLEDGE AND AGREE THAT THE COMPLETION OF ANY SUCH FORMAL AGREEMENT AND MERGER IS SUBJECT TO THE PRIOR RATIFICATION AND APPROVAL OF THE TERMS AND CONDITIONS OF ANY SUCH FORMAL AGREEMENT AND MERGER BY THE BOARD OF DIRECTORS AND, IF APPLICABLE, SHAREHOLDERS OF THE PURCHASER, EACH OF THE VENDORS, THE BOARD OF DIRECTORS OF THE COMPANY AND SUCH SECURITIES REGULATORY AUTHORITIES AS MAY HAVE JURISDICTION OVER THE PURCHASER, THE COMPANY AND THE VENDORS (collectively, the "REGULATORY AUTHORITIES").

         In connection with the foregoing, therefore, the undersigned hereby acknowledge and agree that the following will represent the basic terms of a Formal Agreement for the acquisition by the Purchaser of all of the Purchased Shares from the Vendor by way of Merger; the preliminary details and time frame for which having been originally set forth in the term sheet which is attached hereto.

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

                                    ARTICLE 1
              PURCHASE AND SALE OF THE ALL OF THE PURCHASED SHARES
              ====================================================

1.1 PURCHASE AND SALE BY WAY OF MERGER AND AGREEMENT OF MAJORITY VENDOR. Subject to the terms and conditions hereof and based upon the representations and warranties contained in Articles "2" and "3" hereinbelow, together with such other terms and conditions and representations and warranties as are standard in similar share purchase transactions of this type and as may be evidenced by the final form of Formal Agreement which replaces this Agreement, and the prior satisfaction of the conditions precedent which are set forth in Article "4" hereinbelow, the Vendors agree to assign, sell and transfer by way of Merger at the closing date (the "CLOSING DATE") all of their respective right, entitlement and interest in and to the Purchased Shares to the Purchaser and the Purchaser agrees to purchase all of the Purchased Shares from the Vendors on the terms and subject to the conditions contained in this Agreement.

         In this regard, and should the final terms and conditions of any Formal Agreement respecting the proposed Merger not be approved by the Vendors of the Company at any duly constituted meeting respecting the same, or should any Formal Agreement not be consummated by the Parties hereto in the manner which is contemplated herein for any reason whatsoever and including, without limitation, the implementation of any dissenters' rights which are not acceptable to the Purchaser resulting from the same, it is hereby acknowledged and understood that, notwithstanding the prior failure of the proposed Merger, each of Carlingford Investments Limited and Stephen Walters, together with each of their respective and associated and affiliated Vendors of the Company as the case may be (collectively, the "MAJORITY VENDOR"), hereby irrevocably agree to assign, sell and transfer all of their respective right, entitlement and interest in and to their respective Purchased Shares to the Purchaser upon and subject to the specific terms and conditions contemplated by this Agreement on a pro rata basis.

1.2 PURCHASE PRICE. The total purchase price (the "PURCHASE PRICE") for all of the Purchased Shares will be paid by the Purchaser's issuance and delivery to the Vendors, in accordance with section "1.3" hereinbelow, of an aggregate of 11,066,207 restricted common shares in the capital of the Company (each a "SHARE"), at a deemed issuance price of U.S. $0.50 per Share, within ten business days of the Closing (as hereinafter determined) of the terms and conditions of the Formal Agreement.

1.3 PRO-RATA ENTITLEMENT AND PRIOR CONSOLIDATION BY THE COMPANY. The Purchaser will issue the Shares to the Vendors pro rata in accordance with the each Vendor's respective Purchased Share shareholding in and to the Company and outstanding as at the Closing Date (assuming the prior completion by the Company of a one new for two old share capital consolidation (the "CONSOLIDATION") prior to Closing); with all fractions greater than or equal to one-half being rounded up and all fractions less than one-half being rounded down.

1.4 RESALE RESTRICTIONS AND LEGENDING OF SHARE CERTIFICATES. The Vendors hereby initially acknowledge and agree that the Purchaser makes no representations as to any resale or other restriction affecting the Shares and that it is presently contemplated that the Shares will be issued by the Purchaser to the Vendors in reliance upon the registration and prospectus exemptions contained in certain sections of the United States SECURITIES ACT OF 1933 (the "SECURITIES ACT") or "REGULATION S" promulgated under the Securities Act which will impose a trading restriction in the United States on the Shares for a period of at least 12 months from the Closing Date. In addition, the Vendors hereby also acknowledge and agree that the within obligation of the Purchaser to issue the Shares pursuant to section "1.2" hereinabove will be subject to the Purchaser being satisfied that an exemption from applicable registration and prospectus requirements is available under the Securities Act and all applicable securities laws, in respect of each particular Vendor, the Purchased Shares and the Shares, and the Purchaser shall be relieved of any obligation whatsoever to purchase any Purchased Shares of a Vendor and to issue Shares in respect of that Vendor where the Purchaser reasonably determines that a suitable exemption is not available to it.

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

         The Vendors hereby also acknowledge and understand that neither the sale of the Shares which the Vendors are acquiring nor any of the Shares themselves have been registered under the Securities Act or any state securities laws, and, furthermore, that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Vendors also acknowledge and understand that the certificates representing the Shares will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

     "The transfer of the securities represented by this certificate is prohibited except in accordance with the provisions of Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Act"), pursuant to registration under the Act or pursuant to an available exemption from registration. In addition, hedging transactions involving such securities may not be conducted unless in compliance with the Act.".
                                       or
     "The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and have been issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration. Furthermore, no offer, sale, transfer, pledge or hypothecation is to take place without the prior written approval of counsel to the company being affixed to this certificate. The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions.";

and the Vendors hereby consent to the Company making a notation on its records or giving instructions to any transfer agent of the Purchaser (the "TRANSFER AGENT") in order to implement the restrictions on transfer set forth and described hereinabove.

         The Vendors also acknowledge and understand that:

     (a) the Shares are restricted securities within the meaning of "RULE 144" promulgated under the Securities Act;

     (b) the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of issuance of the Shares to the Vendors, and even then will not be available unless (i) a public trading market then exists for the common stock of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and

     (c) any sale of the Shares may be made by the Vendors only in limited amounts in accordance with such terms and conditions.

         The Vendors finally acknowledge and understand that, without in anyway limiting the acknowledgements and understandings as set forth hereinabove, the Vendors agree that the Vendors shall in no event make any disposition of all or any portion of the Shares which the Vendors are acquiring hereunder unless and until:

     (a) there is then in effect a "REGISTRATION STATEMENT" under the Securities Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

     (b) (i) the Vendors shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition,
         (ii) the Vendors shall have furnished the Company with an opinion of the Vendors' own counsel to the effect that such disposition will not

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003
         require  registration  of any such Shares under the  Securities Act and
         (iii) such opinion of the Vendors' counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Vendors of such concurrence.

1.5 INTERIM SECURED LOAN FROM THE PURCHASER TO THE COMPANY. In conjunction with and as a condition to the entering into of this Agreement by the Parties hereto, together with the within agreement by the Parties hereto to heretofore use their best efforts to enter into a Formal Agreement incorporating the terms and conditions hereof as soon as conveniently possible hereafter, the Purchaser has agreed to use its commercially reasonable efforts to hereby advance by way of a loan or loans to the Company (collectively, the "LOAN") the aggregate principal sum of up to U.S. $250,000.00 (collectively, the "PRINCIPAL SUM") within five business days of the due and complete closing of a minimum of U.S. $250,000.00 of the proposed Funding and/or Private Placement (each as hereinafter determined) financing as set forth hereinbelow, together with interest accruing on any Principal Sum Loan amount hereunder at the rate of ten percent (10%) per annum, compounded semi-annually and not in advance (the "INTEREST") prior to maturity. In this regard the Parties hereby acknowledge and agree that any such Principal Sum and Interest will be secured, contemporaneously with the advancement of any funds under any such Loan, by way of a fixed and floating charge on all of the assets of the Company then ranking PARI PASSU with all existing liabilities in and to the Company at that time. In this regard it is hereby also acknowledged and agreed that, upon the completion of the within purchase and sale, it is intended, subject to the Purchaser's prior receipt of appropriate accounting and legal advice, that the Loan will simply be forgiven, or become an inter-company account as the situation may require. The Parties hereby acknowledge and agree that if either this Agreement or any Formal Agreement is terminated for any reason whatsoever, and should there be subsequent to 90 calendar days from any such termination any portion of any Principal Sum, Interest or any other sum outstanding under any Loan from the Purchaser to the Company as contemplated herein (collectively, the "OUTSTANDING INDEBTEDNESS"), then the Purchaser will have the exclusive right and option, in its sole and absolute discretion and for a period of 30 calendar days after the initial 90 calendar days from any such termination, to elect to either (a) demand repayment of such Outstanding Indebtedness on a 30-calendar days' basis and, thereupon and if required, realize upon any of the security of the Company granted to the Purchaser under such Loan, or (b) have such Outstanding Indebtedness converted to such pro rata, participating and voting interest in and to the Company which is then equivalent to that percentage which is equivalent to five percent (5%) multiplied by the fraction which has, as its numerator, the Outstanding Indebtedness, and which has, as its denominator, U.S. $250,000.00, of the resulting issued and outstanding participating and voting common shares of the Company. In this regard, and should the Purchaser elect to convert the Outstanding Indebtedness into an equity position in and to the Company as set forth hereinabove, then it is also acknowledged and agreed that the Purchaser will, at all times, have a standard right of first refusal, on at least 60 calendar days' prior written notice from the Company and upon cash-equivalent terms only, to maintain such percentage ownership position of the Purchaser in and to the Company unless otherwise consented to in writing by the Purchaser; a copy of the form of which proposed Loan and the security therefore being provided with this Agreement and forming a material part hereof.

1.6 COSTS. It is hereby further acknowledged and agreed by the Parties hereto that while any portion of any Outstanding Indebtedness is outstanding hereunder, and should this Agreement or any Formal Agreement have terminated due solely to either the breach, default or failure to perform thereunder by the Company, the Company will remain responsible for all fees and expenses and including, without limitation, all legal, accounting, sponsorship, regulatory and filing fees and expenses, and otherwise, in connection with the preparation and execution of this Agreement, any Formal Agreement, all sponsorship materials in conjunction with any Formal Agreement, all filings with any regulatory authority as may have jurisdiction over either the Company or the Purchaser in conjunction with the completion of any Formal Agreement and all documentation necessarily incidental thereto; and which fees and expenses shall be added to and form part of the Outstanding Indebtedness hereunder.

1.7 STANDSTILL PROVISIONS. In consideration of the Parties' within agreement to purchase and sell the Purchased Shares and to enter into the terms and conditions of this Agreement, each of the Parties hereby undertake for themselves, and for each of their respective agents and advisors, that they will

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003
not until the earlier of the Closing Date or the termination of this Agreement approach or consider any other potential purchasers, or make, invite, entertain or accept any offer or proposal for the proposed sale of any interest in and to any of the Purchased Shares or the assets or the respective business interests of the Company or the Purchaser, as the case may be, or, for that matter, disclose any of the terms of this Agreement, without the Parties' prior written consent. In this regard each of the Parties hereby acknowledges that the foregoing restrictions are important to the respective businesses of the Parties and that a breach by either of the Parties of any of the covenants herein contained would result in irreparable harm and significant damage to each affected Party that would not be adequately compensated for by monetary award. Accordingly, the Parties hereby agree that, in the event of any such breach, in addition to being entitled as a matter of right to apply to a Court of competent equitable jurisdiction for relief by way of restraining order, injunction, decree or otherwise as may be appropriate to ensure compliance with the provisions hereof, any such Party will also be liable to the other Parties, as liquidated damages, for an amount equal to the amount received and earned by such Party as a result of and with respect to any such breach. The Parties hereby also acknowledge and agree that if any of the aforesaid restrictions, activities, obligations or periods are considered by a Court of competent jurisdiction as being unreasonable, they agree that said Court shall have authority to limit such restrictions, activities or periods as the Court deems proper in the circumstances.

                                    ARTICLE 2
    WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE COMPANY AND THE VENDORS

2.1 WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE COMPANY AND THE VENDORS. In order to induce the Purchaser to enter into this Agreement and consummate any Formal Agreement, the Company hereby, and each of the Company and the Vendors by virtue of any Formal Agreement will, respectively, thereby, warrant to, represent to and covenant with the Purchaser in this Agreement, and in any Formal Agreement as at the Closing Date, that, to the best of the knowledge, information and belief of the Company herein, and to the best of the knowledge, information and belief of each of the Company and the Vendors, respectively, in any Formal Agreement, after making due inquiry and where appropriate and applicable:

     (a) the Company and each of the Company's Subsidiaries is duly incorporated under the laws of its respective jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

     (b) the Company and each of the Company's Subsidiaries has the requisite power, authority and capacity to own and use all of its respective business assets and to carry on the Company's Business as presently conducted by it;

     (c) save and except as will be set forth in any Formal Agreement, the Company and each of the Company's Subsidiaries owns and possesses and has good and marketable title to and possession of all of its respective business assets free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

     (d) save and except as will be set forth in any Formal Agreement, the Company and each of the Company's Subsidiaries holds all licenses and permits required for the conduct in the ordinary course of the operations of the Company's Business and for the uses to which its respective business assets have been put and are in good standing, and such conduct and uses are in compliance with all laws, zoning and other by-laws, building and other restrictions, rules, regulations and ordinances applicable to the Company and each of the Company's Subsidiaries and its respective business assets, and neither the execution and delivery of this Agreement nor the completion of the transactions contemplated hereby will give any person the right to terminate or cancel any said license or permit or affect such compliance;

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

     (e) the Company's Business at Closing will be comprised of a one hundred percent (100%) registered and beneficial working interest in and to all of the Company's business assets at that time which, subject to the following and without limitation, shall include all of the then business assets of the Company's Subsidiaries, which shall all be free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

     (f) the Company's will use its commercially reasonable efforts both prior to and/or commensurate with the Closing hereunder to accelerate its current Company's Business model in order to initiate a real time payment option for its existing and proposed healthcare providers and insurers;

     (g) there are and will be no other shares in the capital of the Company and each of the Company's Subsidiaries issued or allotted or agreed to be issued or allotted to any person;

     (h) the Vendors have good and marketable title to and are the legal and beneficial owners of all of the Purchased Shares;

     (i) the Purchased Shares are validly issued and outstanding and fully paid and non-assessable in the capital of the Company and, save and except as will be set forth in any Formal Agreement, the Purchased Shares are free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

     (j) there are no claims of any nature whatsoever affecting the rights of the Vendors to transfer the Purchased Shares to the Purchaser and, without limiting the generality of the foregoing, there are no claims or potential claims under any relevant family relations legislation or other equivalent legislation affecting the Purchased Shares;

     (k) the Vendors have the power and capacity to own and dispose of the Purchased Shares;

     (l) this Agreement and any Formal Agreement will constitute a legal, valid and binding obligation of each of the Company and the Vendors, enforceable against each of the Company and the Vendors in accordance with its respective terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

     (m) as at the execution date of any Formal Agreement, and except for the prior completion of the proposed Consolidation and as set forth hereinbelow, the Company and each of the Company's Subsidiaries will not have committed itself to provide any person, firm or corporation with any agreement, option or right, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, option or right:

         (i) to require it to issue any further or other shares in its share capital, or any other security convertible or exchangeable into shares in its share capital, or to convert or exchange any securities into or for shares in its share capital;

         (ii) for the issue and allotment of any of the authorized but unissued shares in its share capital;

         (iii) to require it to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its share capital; or

         (iv)  to purchase or otherwise acquire any shares in its share capital;

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

     (n) no other person, firm or corporation has any agreement, option or right capable of becoming an agreement for the purchase of any of the Purchased Shares or any of the unissued shares in the capital of the Company, and at Closing it is presently contemplated that each of the presently issued and outstanding 9,000,000 (4,500,000 on a post-Consolidation basis) incentive stock option securities (collectively, the "COMPANY'S OPTIONS") and 8,200,000 (4,100,000 on a post-Consolidation basis) share purchase warrant securities (collectively, the "COMPANY'S WARRANTS") outstanding in and to the Company will be exchanged, on the same exercise and pricing terms and conditions, for an equal number of incentive stock options (collectively, the "PURCHASER'S OPTIONS") and share purchase warrants (collectively, the "PURCHASER'S WARRANTS") in and to the resulting Purchaser on a post-Consolidation basis in consideration, in part, of the ongoing involvement of the existing Company's optionholders (each an "OPTIONHOLDER") and warrantholders (each a "WARRANTHOLDER") in and to the resulting Purchaser company and in exchange for the agreed upon cancellation by said Company's Optionholders and Warrantholders of all of the then issued and outstanding Company's Options and Company's Warrants as a consequence thereof;

     (o) save and except as may be set forth in any Formal Agreement, there are no material liabilities, contingent or otherwise, existing on the date hereof in respect of which the Company and each of the Company's Subsidiaries may be liable on or after the completion of the transactions contemplated by this Agreement other than:

         (i)   liabilities disclosed or referred to in this Agreement; and

         (ii) liabilities incurred in the ordinary course of the Company's Business, none of which are materially adverse to the business, operations, affairs or financial conditions of the Company and each of the Company's Subsidiaries;

     (p) no dividend or other distribution by the Company will be declared, paid or authorized up to and including the Closing Date, and the Company has not and has not committed itself to confer upon, or pay to or to the benefit of, any entity, any benefit having monetary value, any bonus or any salary increases except in the normal course of its business;

     (q) save and except as will be set forth in any Formal Agreement, there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of each of the Company and the Vendors, after making due inquiry, threatened against or affecting the Company and each of the Company's Subsidiaries at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

     (r) the Company and each of the Company's Subsidiaries is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

     (s) save and except as will be set forth in any Formal Agreement, the Company and each of the Company's Subsidiaries has not experienced, nor are the Company and the Vendors aware of, any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on the Company's Business or on the results of its operations;

     (t) save and except as will be set forth in any Formal Agreement, the Company and each of the Company's Subsidiaries is not, nor until or at the Closing Date will it be, in breach of any provision or condition of, nor has it done or omitted anything that, with or without the giving of notice or lapse or both, would constitute a breach of any provision or condition of, or give rise to any right to terminate or cancel or accelerate the maturity of any payment under, any deed of

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003
         trust, contract, certificate, consent, permit, license or other instrument to which it is a party, by which it is bound or from which it derives benefit, any judgment, decree, order, rule or regulation of any court or governmental authority to which it is subject, or any statute or regulation applicable to it, to an extent that, in the aggregate, has a material adverse affect on it;

     (u) the Company and each of the Company's Subsidiaries has not committed to making and until the Closing Date will not make or commit itself to:

         (i) guarantee, or agree to guarantee, any indebtedness or other obligation of any person or corporation; or

         (ii) waive or surrender any right of material value;

     (v) until  the  Closing  Date  the  Company  and  each  of  the   Company's
         Subsidiaries will:

         (i) maintain its assets in a manner consistent with and in compliance with applicable law; and

         (ii) not enter into any material transaction or assume or incur any material liability outside the normal course of its business without the prior written consent of the Purchaser;

     (w) the Vendors acknowledge that the Shares will be issued under certain exemptions from the registration and prospectus filing requirements otherwise applicable under the Securities Act and that, as a result, the Vendors may be restricted from using most of the remedies that would otherwise be available to them and will not receive information that would otherwise be required to be provided to them, and the Purchaser is relieved from certain obligations that would otherwise apply to it, in either case, under applicable securities legislation;

     (x) the Vendors acknowledge and agree that the Shares have not been and will not be qualified or registered under the any federal or state securities laws of the United States and, as such, the Vendors may be restricted from selling or transferring such Shares under applicable law;

     (y) the Vendors realize that the sale of the Purchased Shares in exchange for the Shares will be a highly speculative investment and that the Vendors are able, without impairing that Vendors' financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the Vendors' investment. In addition, the Vendors have such knowledge and experience in financial and business matters that the Vendors are capable of evaluating the merits and risks of the prospective investment, and the Vendors have not received, nor have the Vendors requested or do the Vendors require to receive, any offering memorandum or a similar document describing the business and affairs of the Purchaser in order to assist the Vendors in entering into this Agreement and in consummating the transactions contemplated herein;

     (z) the Company has, and shall have until repayment in full of any Principal Sum and any Interest accrued thereon under the within interim Loan, all requisite power and authority to enter into the Loan arrangement and to grant the security and supporting documents which may be required by the Purchaser as a condition of the Loan, and the Loan and the security and supporting documents will be duly and validly authorized, executed and delivered by the Company to the Purchaser immediately upon the execution of this Agreement and will be valid obligations of and legally binding on the Company enforceable in accordance with each of their respective terms;

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

     (aa) the making of this Agreement, the completion of the transactions contemplated hereby pursuant to any Formal Agreement and the performance of and compliance with the terms hereof does not and will not:

          (i) conflict with or result in a breach of or violate any of the terms, conditions or provisions of the constating documents of the Company and each of the Company's Subsidiaries;

          (ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which either the Company, the Company's Subsidiaries or the Vendors is subject, or constitute or result in a default under any agreement, contract or commitment to which either the Company, the Company's Subsidiaries or the Vendors is a party;

          (iii)give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which the Company or any of the Company's Subsidiaries is a party;

          (iv) give  to  any  government  or  governmental   authority,  or  any
               municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to the Company or any of the Company's Subsidiaries which is necessary or desirable in connection with the conduct and operations of the Company's Business and the ownership or leasing of its business assets; or

          (v) constitute a default by the Company or any of the Company's Subsidiaries, or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of the Company or any of the Company's Subsidiaries which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument; and

     (ab) it is not aware of any fact or circumstance which has not been disclosed to the Purchaser which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Purchaser to enter into this Agreement or any Formal Agreement.

                                    ARTICLE 3
           WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE PURCHASER
           ==========================================================

3.1 WARRANTIES, REPRESENTATIONS AND COVENANTS BY THE PURCHASER. In order to induce each of the Company and the Vendors to enter into this Agreement and consummate any Formal Agreement, the Purchaser hereby, and thereby will, warrant to, represent to and covenant with each of the Company and the Vendors that, to the best of the knowledge, information and belief of the Purchaser herein and therein, after making due inquiry (and for the purposes of the following warranties, representations and covenants "Purchaser" shall mean the Purchaser and any subsidiary of the Purchaser as the context so requires):

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

     (a) the Purchaser is duly incorporated under the laws of its jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

     (b) the Purchaser has the requisite power, authority and capacity to own and use all of its business assets and to carry on its business as presently conducted by it;

     (c) the Purchaser owns and possesses and has good and marketable title to and possession of all of its business assets free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever;

     (d) the Purchaser holds all licenses and permits required for the conduct in the ordinary course of the operations of its business and for the uses to which its business assets have been put and are in good standing, and such conduct and uses are in compliance with all laws, zoning and other by-laws, building and other restrictions, rules, regulations and ordinances applicable to the Purchaser, and neither the execution and delivery of this Agreement nor the completion of the transactions contemplated hereby will give any person the right to terminate or cancel any said license or permit or affect such compliance;

     (e) this Agreement and any Formal Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its respective terms, except as enforcement may be limited by laws of general application affecting the rights of creditors;

     (f) the authorized capital of the Purchaser consists of 100,000,000 common shares without par value of which, according to the records of the Purchaser, an aggregate of 1,106,700 common shares of the Purchaser are issued and outstanding as fully paid and non-assessable;

     (g) all of the issued and outstanding shares of the Purchaser are listed and posted for trading on the NASD Over-the-Counter Bulletin Board (the "OTCBB"), and the Purchaser is not in material default of any of its listing requirements of the OTCBB or any rules or policies of the United States Securities and Exchange Commission (the "COMMISSION");

     (h) all registration statements, reports and proxy statements filed by the Purchaser with the Commission, and all registration statements, reports and proxy statements required to be filed by the Purchaser with the Commission, have been filed by the Purchaser under the United States SECURITIES ACT of 1934 (the "1934 ACT"), were filed in all material respects in accordance with the requirements of the 1934 Act and the rules and regulations thereunder and no such registration statements, reports or proxy statements contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (i) the Purchaser will allot and issue the Shares on the Closing Date in accordance with sections "1.2" and "1.3" hereinabove as fully paid and non-assessable in the capital of the Purchaser free and clear of all actual or threatened liens, charges, options, encumbrances, voting agreements, voting trusts, demands, limitations and restrictions of any nature whatsoever, other than hold periods or other restrictions imposed under applicable securities legislation;

     (j) up to and including the Closing Date the Purchaser will not commit itself to:

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

          (i)  redeem or acquire any shares in its share capital;

          (ii) declare or pay any dividend;

          (iii)make any reduction in or otherwise make any payment on account of its paid-up capital; or

          (iv) effect any subdivision, consolidation (except as required by the terms of this Agreement) or reclassification of any of its share capital;

     (k) up to and including the Closing Date the Purchaser will not commit itself to:

          (i)  acquire  or  have  the  use  of  any  property   from  a  person,
               corporation or entity with whom it was not dealing with at arm's length; or

          (ii) dispose of anything to a person, corporation or entity with whom it was not dealing with at arm's length for proceeds less than the fair market value thereof;

     (l) save and except as will be set forth in any Formal Agreement, up to and including the Closing Date the Purchaser will not commit itself to provide any person, firm or corporation with any agreement, option or right, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, option or right:

          (i) to require it to issue any further or other shares in its share capital, or any other security convertible or exchangeable into shares in its share capital, or to convert or exchange any securities into or for shares in its share capital;

          (ii) for the issue and allotment of any of the authorized but unissued shares in its share capital;

          (iii)to require it to purchase, redeem or otherwise acquire any of the issued and outstanding shares in its share capital; or

          (iv) to purchase or otherwise acquire any shares in its share capital;

     (m) save and except as will be set forth in any Formal Agreement, there are no material liabilities, contingent or otherwise, existing on the date hereof in respect of which the Purchaser may be liable on or after the completion of the transactions contemplated by this Agreement other than:

          (i)  liabilities disclosed or referred to in this Agreement; and

          (ii) liabilities incurred in the ordinary course of business, none of which are materially adverse to the business, operations, affairs or financial conditions of the Purchaser;

     (n) no dividend or other distribution by the Purchaser has been made, declared or authorized since its incorporation, nor will any be declared, paid or authorized up to and including the Closing Date, and the Purchaser will not commit itself to confer upon, or pay to or to the benefit of, any entity, any benefit having monetary value, any bonus or any salary increases except in the normal course of its business;

     (o) there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending or, to the best of the knowledge, information and belief of the Purchaser, after making due inquiry, threatened against or affecting the Purchaser at

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003
          law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau or agency;

     (p) the Purchaser is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which it is subject or which apply to it;

     (q) the Purchaser has not experienced, nor is the Purchaser aware of, any occurrence or event which has had, or might reasonably be expected to have, a materially adverse affect on the Purchaser's business or on the results of its operations;

     (r) up to and including the Closing Date there has been and will be prepared and filed on a timely basis all federal and provincial income tax returns, elections and designations, and all other governmental returns, notices and reports of which the Purchaser had or ought reasonably to have had knowledge, required to be or reasonably capable of being filed up to the Closing Date, with respect to the operations of the Purchaser, and no such returns, elections, designations, notices or  reports  contain  any  material  misstatement  or omit any material  statement  that  should  have been  included,  and each such return, election, designation, notice or report, including accompanying schedules and statements, is true, correct and complete in all material respects;

     (s) the Purchaser is not, nor until or at the Closing Date will it be, in breach of any provision or condition of, nor has it done or omitted anything that, with or without the giving of notice or lapse or both, would constitute a breach of any provision or condition of, or give rise to any right to terminate or cancel or accelerate the maturity of any payment under, any deed of trust, contract, certificate, consent, permit, license or other instrument to which it is a party, by which it is bound or from which it derives benefit, any judgment, decree, order, rule or regulation of any court or governmental authority to which it is subject, or any statute or regulation applicable to it, to an extent that, in the aggregate, has a material adverse affect on it;

     (t) no payments of any kind have been made or authorized by or on behalf of the Purchaser to or on behalf of directors, officers, shareholders or employees of the Purchaser or under any management agreements with the Purchaser other than in the ordinary course of business;

     (u) the Purchaser does not have any contracts, agreements, undertakings or arrangements, whether oral, written or implied, with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, directors, officers, lawyers or others which cannot be terminated, without penalty, on no more than three month's notice;

     (v)  none of  directors,  officers or  employees of the  Purchaser  are now
          indebted  or  under   obligation  to  the  Purchaser  on  any  account
          whatsoever, other than in the ordinary course of business;

     (w) the Purchaser has not committed to making and until the Closing Date will not make or commit itself to:

          (i) guarantee, or agree to guarantee, any indebtedness or other obligation of any person or corporation; or

          (ii) waive or surrender any right of material value;

     (x)  until the Closing Date the Purchaser will:

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

          (i) maintain its assets in a manner consistent with and in compliance with applicable law; and

          (ii) not enter into any material transaction or assume or incur any material liability outside the normal course of its business (except as required by the terms of this Agreement);

     (y) the shares in the capital of the Purchaser are not subject to or affected by any actual or, to the best of the knowledge, information and belief of the Purchaser, after making due inquiry, pending or threatened cease trading, compliance or denial of use of exemptions orders of, or action, investigation or proceeding by or before, any securities regulatory authority, court, administrative agency or other tribunal;

     (z) the making of this Agreement, the completion of the transactions contemplated hereby pursuant to any Formal Agreement and the performance of and compliance with the terms hereof does not and will not:

          (i) conflict with or result in a breach of or violate any of the terms, conditions or provisions of the constating documents of the Purchaser;

          (ii) conflict with or result in a breach of or violate any of the terms, conditions or provisions of any law, judgment, order, injunction, decree, regulation or ruling of any court or governmental authority, domestic or foreign, to which the Purchaser is subject, or constitute or result in a default under any agreement, contract or commitment to which the Purchaser is a party;

          (iii)give to any party the right of termination, cancellation or acceleration in or with respect to any agreement, contract or commitment to which the Purchaser is a party;

          (iv) give  to  any  government  or  governmental   authority,  or  any
               municipality or any subdivision thereof, including any governmental department, commission, bureau, board or administration agency, any right of termination, cancellation or suspension of, or constitute a breach of or result in a default under, any permit, license, control or authority issued to the Purchaser which is necessary or desirable in connection with the conduct and operations of its business and the ownership or leasing of its business assets; or

          (v) constitute a default by the Purchaser or any event which, with the giving of notice or lapse of time or both, might constitute an event of default, under any agreement, contract, indenture or other instrument relating to any indebtedness of the Purchaser which would give any party to that agreement, contract, indenture or other instrument the right to accelerate the maturity for the payment of any amount payable under that agreement, contract, indenture or other instrument;

     (aa) save and except for the proposed issuance of up to 300,000 common shares of the Company as a finder's fee in conjunction with the successful completion of the within Merger, and except for any finder's fees or commissions which may be payable or issuable by the Purchaser in conjunction with the completion of its proposed Private Placement (as hereinafter determined) as set forth hereinbelow, the Purchaser and each of the Purchaser's subsidiaries, if any, have not retained, employed or introduced any other broker, finder or other person who would be entitled to a brokerage commission or finder's fee arising out of the transactions contemplated hereby;

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

     (ab) the Purchaser will appoint the directors of the Company as directors of the Purchaser and the incumbent directors shall resign as directors of the Purchaser, together with the appointment of not less than three nominees of the Company as Executive Officers of the Purchaser, at Closing (as hereinafter determined); such appointees or nominees to be determined prior to Closing, and in the Company's sole and absolute discretion;

     (ac) the Purchaser's present accounts payable, which are estimated at approximately U.S. $45,274.25 as at June 12, 2003, will not, except for any costs incurred by the Purchaser in completing the within purchase and sale, increase by more than ten percent (10%) by the Closing Date, and the Purchaser may make payments to decrease the accounts payable before the Closing Date;

     (ad) the Purchaser has been provided with certain advances by parties associated with the Purchaser, approximating U.S. $540,290.16 as at June 12, 2003, to which the Purchaser has agreed to repay those advances and accrued interest by way of the issuance of certain common shares of the Purchaser immediately prior to or subsequent to the Closing Date; and except for certain further advances by parties associated with the Purchaser for costs incurred by the Purchaser in the normal course of business and in completing the within purchase and sale, there will not be any further advances outstanding at the Closing Date;

     (ae) the Purchaser will use its commercially reasonable efforts prior to and/or commensurate with Closing to arrange and advance by way of loan (each being a "FUNDING") or raise an initial common share private placement funding (each being a "PRIVATE PLACEMENT") for the Purchaser, under "RULE 506" or "REGULATION S" under the Securities Act, of a minimum of U.S. $500,000.00 and a maximum of up to U.S. $1,000,000.00, and at a Private Placement subscription price of not less than U.S. $1.00 per restricted common share, with an understanding to utilize its commercially reasonable efforts to raise not less than U.S. $250,000.00 of the Funding and/or Private Placement within 60 calendar days from the acceptance date of this Agreement by the Company and the Vendors and with a further understanding to utilize its commercially reasonable efforts to raise not less than an initial U.S. $125,000.00 of the Funding and/or Private Placement within 30 calendar days from the acceptance date of this Agreement by the Company and the Vendors;

     (af) the Purchaser will file, with the prior written consent of the Company, a "FORM S-8" registration statement for a stock option plan in the estimated amount of up to 4,500,000 common shares of the Purchaser, at an exercise price of not less than U.S. $0.50 per common share (collectively, the "OPTIONS"); and in such amounts and with such optionees as may be determined by management for the Purchaser and the Company, acting reasonably, prior to the Closing Date, and as may be acceptable with the appropriate Regulatory Authorities; it being acknowledged and agreed that, at present, all such Options will be exchanged as Purchaser's Options for the Company's Options, on the same exercise and pricing terms and conditions, for an equal number of incentive stock options in and to the resulting Purchaser on a post-Consolidation basis, in consideration of the ongoing involvement of the existing Company's Optionholders in and to the resulting Purchaser company and in exchange for the agreed upon cancellation by said Company's Optionholders of all of the then issued and outstanding Company's Options as a consequence thereof; and it being further acknowledged and agreed that, subject to applicable securities laws, any common shares which may arise from the exercise of any such Purchaser's Options subsequent to the Closing Date will be held in pool and either (i) sold jointly and pro rata with any other Option common shares deposited therein or (ii) restricted as to sale in such maximum daily amounts as may be determined in accordance with the sole and absolute discretion and direction of such nominee or nominees as may be mutually agreed upon in writing, from time to time, by each of the Purchaser and the Company at or subsequent to the Closing Date;

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

     (ag) the Purchaser will exchange all existing 8,200,000 (4,100,000 on a post-Consolidation basis) Company's Warrants, on the same exercise and pricing terms and conditions, for an equal number of Purchaser's Warrants in and to the resulting Purchaser on a post-Consolidation basis in consideration, in part, of the ongoing involvement of the existing Company's Warrantholders in and to the resulting Purchaser company and in exchange for the agreed upon cancellation by said Company's Warrantholders of all of the then issued and outstanding Company's Warrants as a consequence thereof;

     (ah) the Purchaser will use its  commercially  reasonable  efforts prior to and/or commensurate with the Closing to enter into a proposed "CONSULTING SERVICES AGREEMENT" with Investor Communications International, Inc. ("ICI"); a copy of the form of which proposed Consulting Services Agreement being provided with this Agreement and forming a material part hereof;

     (ai) the Purchaser will have acquired the necessary approval of its shareholders, if required, to change the name of the Purchaser to "Transax Corp.", or to such other name as the Company's Board of Directors may determine at Closing (as hereinafter determined), together with the appointment of the existing directors of the Company to the resulting Board of Directors of the Purchaser and the appointment of up to three nominees of the Company as Executive Officers of the Purchaser at Closing; such appointees or nominees to be determined prior to Closing, and in the Company's sole and absolute discretion; and at Closing the Purchaser shall be in the process of preparing or filing the necessary documentation with all Regulatory Authorities to effect the same and which shall include, without limitation, obtaining a new trading symbol and CUSIP number for the resulting Purchaser; and

     (aj) it is not aware of any fact or circumstance which has not been disclosed to the Company and the Vendors which should be disclosed in order to prevent the representations, warranties and covenants contained in this section from being misleading or which would likely affect the decision of the Company and the Vendors to enter into this Agreement or any Formal Agreement.

                                    ARTICLE 4
                         CONDITIONS PRECEDENT TO CLOSING
                         ===============================

4.1 PURCHASER'S CONDITIONS PRECEDENT. All of the obligations of the Purchaser under this Agreement are, and under any Formal Agreement will be, further subject to at least the following conditions for the exclusive benefit of the Purchaser fulfilled in all material aspects in the reasonable opinion of the Purchaser or to be waived by the Purchaser as soon as possible but, unless specifically indicated as otherwise, not later than 10 calendar days prior to the Closing Date:

     (a) the Company and the Vendors shall have complied with all warranties, representations, covenants and agreements herein and under any Formal Agreement agreed to be performed or caused to be performed by the Company and the Vendors on or before the Closing Date;

     (b) the Company shall have obtained all authorizations, approvals and other actions by, and have made all filings with, any securities regulatory authority from whom any such authorization, approval or other action is required to be obtained or to be made in connection with the transactions contemplated herein, and all such authorizations, approvals and other actions are in full force and effect and all such filings have been accepted and the Company is in compliance with, and has not committed any breach of, any securities laws, regulations or policies of any securities regulatory authority to which the Company may be subject;

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

     (c) all matters which, in the opinion of counsel for the Purchaser, are material in connection with the transactions contemplated by this Agreement and by any Formal Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose;

     (d) no material loss or destruction of or damage to the Company, any of its assets, any of the Company's Business or the Purchased Shares shall have occurred;

     (e) no action or proceeding at law or in equity shall be pending or threatened by any person, company, firm, governmental authority, regulatory body or agency to enjoin or prohibit:

          (i) the purchase or transfer of any of the Purchased Shares contemplated by this Agreement and by any Formal Agreement or the right of the Company or the Vendors to dispose of any of the Purchased Shares; or

          (ii) the right of the Company to conduct its operations and carry on, in the normal course, its business and operations as it has carried on in the past;

     (f) delivery to the Purchaser by the Company and the Vendors, on a confidential basis, of the following documentation and information:

          (i) a copy of all material contracts, agreements, reports and information of any nature respecting the Company, its assets and the Company's Business; and

          (ii) details of any lawsuits, claims or potential claims relating to either the Company, its assets, the Company's Business or the Purchased Shares of which either the Company or the Vendors is aware and the Purchaser is unaware;

     (g) delivery to the Purchaser by the Company of such security and supporting documentation and instruments respecting the granting by the Purchaser to the Company of the within interim Loan as the Purchaser's solicitors may reasonably require;

     (h) the Company and the Vendors will cause the Company, for a period of at least five calendar days prior to the Closing Date, during normal business hours, to:

          (i) make available for inspection by the solicitors, auditors and representatives of the Purchaser, at such location as is appropriate, the Company's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Purchaser, provided such persons do not unduly interfere in the operations of the Company;

          (ii) authorize and permit such persons at the risk and the sole cost of the Purchaser, and only if such persons do not unduly interfere in the operations of the Company, to attend at all of its places of business and operations to observe the conduct of its business and operations, inspect its assets and make physical counts of its inventories, shipments and deliveries; and

          (iii)require the Company's management personnel to respond to all reasonable inquiries concerning the Company's Business, its assets or the conduct of its business relating to its liabilities and obligations;

     (i) the delivery by the Company and Vendors to the Purchaser of an opinion of the solicitors for the Company, in a form satisfactory to the Purchaser's solicitors, dated as at the date of delivery, to the effect that:

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

          (i) the Company is a corporation duly incorporated under the laws of its respective jurisdiction of incorporation, is validly existing and is in good standing with respect to all statutory filings required by the applicable corporate laws;

          (ii) the Company has the requisite power, authority and capacity to own and use all of its assets and to carry on its business as presently conducted by it;

          (iii)the Company, as the legal and beneficial owner of all of its assets, holds all of the assets free and clear of all liens, charges and claims of others;

          (iv) the number of authorized and issued shares in the share capital of the Company are as warranted by the Company and the Vendors, and all of such issued shares are duly authorized, validly issued and outstanding as fully paid and non-assessable;

          (v) all necessary steps and corporate proceedings have been taken by the Company and the Vendors to permit the Purchased Shares to be duly and validly transferred to and registered in the name of the Purchaser as at the Closing Date;

          (vi) based on actual knowledge and belief, such solicitors know of no claims, judgments, actions, suits, litigation, proceedings or investigations, actual, pending or threatened, against either the Company or the Vendors which might materially affect either the Company, its assets or the Company's Business or which could result in any material liability to either of the Company, its assets or the Company's Business; and

          (vii)as to all other legal matters of a like nature pertaining to the Vendors, the Company, its assets, the Company's Business and to the transactions contemplated hereby as the Purchaser or the Purchaser's solicitors may reasonably require; and

     (j) completion by the Purchaser and by the Purchaser's professional advisors of a thorough due diligence and operations review of both the business and operations of the Company together with the transferability of the Purchased Shares as contemplated by this Agreement and by any Formal Agreement.

4.2 COMPANY'S AND VENDORS' CONDITIONS PRECEDENT. All of the obligations of the Company and the Vendors under this Agreement are, and under any Formal Agreement will be, further subject to at least the following conditions for the exclusive benefit of the Company and the Vendors fulfilled in all material aspects in the reasonable opinion of the Company and the Vendors or to be waived by the Company and the Vendors as soon as possible but, unless specifically indicated as otherwise, not later than 10 calendar days prior to the Closing
Date:

     (a) the Purchaser shall have complied with all warranties, representations, covenants and agreements herein and under any Formal Agreement agreed to be performed or caused to be performed by the Purchaser on or before the Closing Date;

     (b) all matters which, in the opinion of counsel for the Company and the Vendors, are material in connection with the transactions contemplated by this Agreement and by any Formal Agreement shall be subject to the favourable opinion of such counsel, and all relevant records and information shall be supplied to such counsel for that purpose;

     (c) no material loss or destruction of or damage to the Purchaser shall have occurred;

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

     (d) delivery to the Company and the Vendors by the Purchaser, on a confidential basis, of the following documentation and information:

          (i) a copy of all material contracts, agreements, reports and title information of any nature respecting the Purchaser; and

          (ii) details of any lawsuits, claims or potential claims relating to the Purchaser of which the Purchaser is aware and the Company and the Vendors are unaware;

     (e) the Purchaser will, for a period of at least five calendar days prior to the Closing Date, during normal business hours:

          (i) make available for inspection by the solicitors, auditors and representatives of the Company and the Vendors, at such location as is appropriate, all of the Purchaser's books, records, contracts, documents, correspondence and other written materials, and afford such persons every reasonable opportunity to make copies thereof and take extracts therefrom at the sole cost of the Company and the Vendors, provided such persons do not unduly interfere in the operations of the Purchaser;

          (ii) authorize and permit such persons at the risk and the sole cost of the Company and the Vendors, and only if such persons do not unduly interfere in the operations of the Purchaser, to attend at all of its places of business and operations to observe the conduct of its business and operations, inspect its properties and assets and make physical counts of its inventories, shipments and deliveries; and

          (iii)require the Purchaser's management personnel to respond to all reasonable inquiries concerning the Purchaser's business assets or the conduct of its business relating to its liabilities and obligations; and

     (f) completion by the Company and the Vendors, and by the Company's and the Vendors' professional advisors, of a thorough due diligence and operations review of both the business and operations of the Purchaser.

4.3 PARTIES' CONDITIONS PRECEDENT. The closing of any Formal Agreement and the rights, obligations and duties of the Parties arising upon and prior to the Closing Date shall also be conditional upon and subject to:

     (a) the specific ratification of the terms and conditions of this Agreement by each of the Board of Directors of the Purchaser and the Company within three business days of the due and complete execution of this Agreement by each of the Parties hereto (collectively, the "RATIFICATION");

     (b) the completion by each of the Purchaser and the Company of an initial due diligence and operations review of the other Party's respective businesses and operations within five business days of the prior satisfaction of the Ratification (collectively, the "INITIAL DUE DILIGENCE");

     (c) the execution of a Formal Agreement as between the Company, the Vendors and the Purchaser incorporating terms and conditions similar to those contained in this Agreement on or before June 30, 2003;

     (d) if required, on or before July 31, 2003 shareholders of the Purchaser passing an ordinary resolution or, where required, a special resolution, approving the terms and conditions of this Agreement and all of the transactions contemplated hereby, and the Purchaser sending

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003
          all required notice to the Purchaser's shareholders in connection therewith, or, in the alternative and if allowable in accordance with applicable corporate and securities laws, shareholders of the Purchaser holding one hundred percent (100%) of the issued shares of the Purchaser providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement and all of the transactions contemplated hereby together with certification of any required notice to all shareholders of the Purchaser of such written consent resolutions;

     (e) the receipt of all necessary approvals from any Regulatory Authority having jurisdiction over the transactions contemplated by this Agreement and by any Formal Agreement on or before August 5, 2003; and

     (f) on or before August 5, 2003 the directors of the Purchaser and/or the shareholders of the Purchaser, if required, approving of the within issuance by the Purchaser to the order and direction of the Vendor of all of the referenced Shares in accordance with sections "1.2" and "1.3" hereinabove and, in addition, the directors and/or shareholders of the Purchaser, if required, having also approved and received any required notice of:

          (i) the change of name of the Purchaser to "Transax Corp.", or to such other name as may be determined by management for the Company, in its sole and absolute discretion, prior to the Closing Date, and as may be acceptable with the appropriate Regulatory Authorities;

          (ii) the appointment of the existing directors of the Company to the resulting Board of Directors of the Purchaser, together with the appointment of not less than three nominees of the Company as Executive Officers of the Purchaser, at Closing; such appointees or nominees to be determined prior to Closing, and in the Company's sole and absolute discretion;

          (iii)a Funding(s) and/or Private Placement(s) in and to the Purchaser in the aggregate amount of not less than U.S. $500,000.00 and up to U.S. $1,000,000.00, with any such Private Placement funding being comprised of restricted common shares of the Purchaser at a subscription price of not less than U.S. $1.00 per common share; and in such amounts and with such subscribers as may be determined by management for the Purchaser and the Company, acting reasonably, prior to the Closing Date. In this regard it is hereby also acknowledged and agreed that at least U.S. $250,000.00 of the initial U.S. $500,000.00 raised in any such Funding and/or Private Placement may take the form of the secured Loan from the Purchaser to the Company as contemplated hereinabove;

          (iv) the filing by the Purchaser, with the prior written consent of the Company, of a Form S-8 registration statement for a stock option plan in the estimated amount of up to 4,500,000 common shares of the Purchaser, at an exercise price of not less than U.S. $0.50 per common share; and in such amounts and with such optionees as may be determined by management for the Purchaser and the Company, acting reasonably, prior to the Closing Date, and as may be acceptable with the appropriate Regulatory Authorities; it being acknowledged and agreed that, at present, all such Options will be exchanged as Purchaser's Options for the Company's Options, on the same exercise and pricing terms and conditions, for an equal number of incentive stock options in and to the resulting Purchaser on a post-Consolidation basis, in consideration of the ongoing involvement of the existing Company's Optionholders in and to the resulting Purchaser company and in exchange for the agreed upon cancellation by said Company's Optionholders of all of the then issued and outstanding Company's Options as a consequence thereof; and it being further acknowledged and agreed that, subject to applicable securities

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003
               laws, any common shares which may arise from the exercise of any such Purchaser's Options subsequent to the Closing Date will be held in pool and either (i) sold jointly and pro rata with any other Option common shares deposited therein or (ii) restricted as to sale in such maximum daily amounts as may be determined in accordance with the sole and absolute discretion and direction of such nominee or nominees as may be mutually agreed upon in writing, from time to time, by each of the Purchaser and the Company at or subsequent to the Closing Date;

          (v) the Purchaser's exchange of all existing 8,200,000 (4,100,000 on a post-Consolidation basis) Company's Warrants, on the same exercise and pricing terms and conditions, for an equal number of Purchaser's Warrants in and to the resulting Purchaser on a post-Consolidation basis in consideration, in part, of the ongoing involvement of the existing Company's Warrantholders in and to the resulting Purchaser company and in exchange for the agreed upon cancellation by said Company's Warrantholders of all of the then issued and outstanding Company's Warrants as a consequence thereof;

          (vi) the entering into by the Purchaser prior to and/or commensurate with the Closing hereunder of the proposed Consulting Services Agreement with ICI; a copy of the form of which proposed Consulting Services Agreement being provided with this Agreement and forming a material part hereof; and

          (vii)such other matters as may be agreed to as between the Parties hereto prior the completion of the transactions contemplated by this Agreement.

4.4 COMPANY'S AND VENDORS' ADDITIONAL DOCUMENT COVENANTS. The Company and the Vendors will also deliver, or caused to be delivered to the Purchaser prior to the Closing Date, an independent assessment report and business plan respecting the Company's Business and assets together with such corporate and asset status reports and/or opinions respecting the Company's Business and assets, as may be required by either the Purchaser or any Regulatory Authority, prepared, at a minimum, in accordance with the applicable rules and reporting guidelines of the Commission.

                                    ARTICLE 5
                          CLOSING AND EVENTS OF CLOSING
                          =============================

5.1 CLOSING AND CLOSING DATE. The closing of the within purchase and delivery of the Purchased Shares, in conjunction with any formal Agreement, together with all of the transactions contemplated by this Agreement and by any Formal Agreement, shall occur on the day which is five calendar days following the satisfaction of all of the conditions precedent which are set out in Article "4" hereinabove, or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Parties hereto, and will be closed at the offices of solicitors for the Company, Devlin Jensen, Barristers and Solicitors, located at Suite 2550, 555 West Hastings Street, Vancouver, British Columbia, V6B 4N5, at 2:00 p.m. (Vancouver time) on the Closing Date.

5.2 LATEST CLOSING DATE. If the Closing Date has not occurred by August 31, 2003 this Agreement will be terminated and unenforceable unless the Parties hereto agree in writing to grant an extension of the Closing Date.

5.3 DOCUMENTS TO BE DELIVERED BY THE COMPANY AND THE VENDORS PRIOR TO THE CLOSING DATE. Not later than two calendar days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Company and the Vendors shall also execute and deliver or cause to be delivered all such other documents, resolutions and instruments as may be necessary, in the opinion of counsel for

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003
the Purchaser, acting reasonably, to transfer all of the Purchased Shares to the Purchaser free and clear of all liens, charges and encumbrances, and in particular including, but not being limited to:

     (a) all documentation as may be necessary and as may be required by the solicitors for the Purchaser, acting reasonably, to ensure that all of the Purchased Shares have been transferred, assigned and are registerable in the name of and for the benefit of the Purchaser under all applicable corporate and securities laws;

     (b) if required, certificates representing the Purchased Shares registered in the name of the Vendors, duly endorsed for transfer to the Purchaser or irrevocable stock powers transferring the Purchased Shares to the Purchaser or, in the alternative and if applicable, confirmation that the Purchased Shares will have been acquired by the Purchaser through the operation of the proposed Closing of the Merger;

     (c)  if  required,   a  certificate   representing   the  Purchased  Shares
          registered in the name of the Purchaser;

     (d) a certified copy of the resolutions of the directors (and of the Vendors and shareholders, if necessary) of the Company authorizing the Merger and/or the transfer by the Vendors to the Purchaser of the Purchased Shares;

     (e) a copy of all corporate records and books of account of the Company and including, without limiting the generality of the foregoing, a copy of all minute books, share register books, share certificate books and annual reports of the Company;

     (f) all necessary consents and approvals in writing to the completion of the transactions contemplated herein;

     (g) a certificate of an officer of the Company, dated as of the Closing Date, acceptable in form to the solicitors for the Purchaser, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Company and the Vendors contained in, respectively, this Agreement and in any Formal Agreement are true and correct in all respects and will be true and correct as of the Closing Date as if made by the Company and the Vendors on the Closing Date;

     (h) an opinion of counsel to the Company and the Vendors, dated as at the Closing Date, and addressed to the Purchaser and its counsel, in form and substance satisfactory to the Purchaser's counsel, acting reasonably, and including the following:

          (i) the due incorporation, existence and standing of the Company and its qualification to carry on business;

          (ii) the authorized and issued capital of the Company;

          (iii)that all Purchased Shares have been duly authorized and issued and are fully paid and non-assessable;

          (iv) all necessary steps and proceedings have been taken in connection with the execution, delivery and performance of this Agreement, any Formal Agreement and the transactions contemplated herein and therein, respectively; and

          (v) that the Purchased Shares have been duly issued to and registered in the name of the Purchaser in compliance with all applicable corporate and securities laws;

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

     (i) consents to act or other documents as may be required in connection with the appointment of any nominee or nominees of the Company and the Vendors to the Board of Directors of the Purchaser; and

     (j) all such other documents and instruments as the Purchaser's solicitors may reasonably require.

5.4 DOCUMENTS TO BE DELIVERED BY THE PURCHASER PRIOR TO THE CLOSING DATE. Not later than two calendar days prior to the Closing Date, and in addition to the documentation which is required by the agreements and conditions precedent which are set forth hereinabove, the Purchaser shall also execute and deliver or cause to be delivered all such documents, resolutions and instruments as are necessary, in the opinion of counsel for the Company and the Vendors, acting reasonably, to effectively accept the transfer to the Purchaser of all right, entitlement and interest in and to the Purchased Shares free and clear of all liens, charges and encumbrances, and in particular including, but not being limited to:

     (a) if required, a certified copy of an ordinary resolution of the shareholders of the Purchaser approving the terms and conditions of this Agreement, any Formal Agreement and the transactions contemplated hereby and thereby or, in the alternative, shareholders of the Purchaser holding one hundred percent (100%) of the issued shares of the Purchaser providing written consent resolutions evidencing their approval to the terms and conditions of this Agreement and any Formal Agreement;

     (b) a certified copy of the resolutions of the directors of the Purchaser providing for the approval of all of the transactions contemplated hereby and including, without limitation, each of the matters provided for in paragraph "4.3(f)" hereinabove;

     (c) an executed treasury order of the Purchaser providing for all of the Purchase Price Shares in the names of the Vendors in accordance with sections "1.2" and "1.3" hereinabove;

     (d) all necessary consents and approvals in writing to the completion of the transactions contemplated herein;

     (e) a certificate of an officer of the Purchaser, dated as of the Closing Date, acceptable in form to the solicitors for the Company and the Vendors, acting reasonably, certifying that the warranties, representations, covenants and agreements of the Purchaser contained in, respectively, this Agreement and in any Formal Agreement are true and correct and will be true and correct as of the Closing Date as if made by the Purchaser on the Closing Date;

     (f) the resignations in writing of such of the existing directors and officers of the Purchaser as may be requested by management for the Company;

     (g) a certified copy of the resolutions of the directors of the Purchaser accepting the resignations of such of the existing directors and officers of the Purchaser as may be requested by management for the Company and, in addition, appointing such persons as officers and members of the Board of Directors of the Company as the Company and the Vendors may so determine in writing, from time to time, in their sole and absolute discretion, prior to the Closing Date;

     (h) an opinion of counsel to the Purchaser, dated as at the Closing Date, and addressed to the Company, the Vendors and their respective counsel, in form and substance satisfactory to the Company's and the Vendors' respective counsel, acting reasonably, and including the following:

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

          (i) the due incorporation, existence and standing of the Purchaser and its qualification to carry on business;

          (ii) the authorized and issued capital of the Purchaser (relying on a certificate of the registrar and transfer agent of the Purchaser as to the number of securities issued);

          (iii)all necessary steps and proceedings have been taken in connection with the execution, delivery and performance of this Agreement, any Formal Agreement and the transactions contemplated herein and therein, respectively; and

          (iv) the due issuance of the Shares as fully paid and non-assessable and having been issued in accordance with an applicable registration and prospectus exemption available under the Securities Act; and

     (i) all such other documents and instruments as the Company's and the Vendors' respective solicitors may reasonably require.

                                    ARTICLE 6
                        DUE DILIGENCE AND NON-DISCLOSURE
                        ================================

6.1 DUE DILIGENCE. Each of the Parties shall forthwith conduct such further due diligence examination of the other Parties as it deems appropriate.

6.2 CONFIDENTIALITY. Each Party may in a reasonable manner carry out such investigations and due diligence as to the other Parties, at all times subject to the confidentiality provisions hereinbelow, as each Party deems necessary. In that regard the Parties agree that each shall have full and complete access to the other Parties' books, records, financial statements and other documents, articles of incorporation, by-laws, minutes of Board of Directors' meetings and its committees, investment agreements, material contracts and as well such other documents and materials as the Vendors, the Company or the Purchaser, or their respective solicitors, may deem reasonable and necessary to conduct an adequate due diligence investigation of each Party, its respective operations and financial condition prior to the Closing Date.

6.3 NON-DISCLOSURE. Subject to the provisions hereinbelow, the Parties, for themselves, their officers, directors, shareholders, consultants, employees and agents agree that they each will not disseminate or disclose, or knowingly allow, permit or cause others to disseminate or disclose to third parties who are not subject to express or implied covenants of confidentiality, without the other Parties' express written consent, either: (i) the fact or existence of this Agreement or discussions and/or negotiations between them involving, INTER ALIA, possible business transactions; (ii) the possible substance or content of those discussions; (iii) the possible terms and conditions of any proposed transaction; (iv) any statements or representations (whether verbal or written) made by either Party in the course of or in connection with those discussions; or (v) any written material generated by or on behalf of any Party and such contacts, other than such disclosure as may be required under applicable securities legislation or regulations, pursuant to any order of a court or on a "need to know" basis to each of the Parties respective professional advisors.

6.4 PUBLIC ANNOUNCEMENTS. Notwithstanding the provisions of this Article, the Parties agree to make such public announcements of this Agreement promptly upon its execution in accordance with the requirements of applicable securities legislation and regulations.


                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

                                    ARTICLE 7
                            ASSIGNMENT AND AMENDMENT
                            ========================

7.1 ASSIGNMENT. Save and except as provided herein, no Party may sell, assign, pledge or mortgage or otherwise encumber all or any part of its interest herein without the prior written consent of all of the other Parties hereto.

7.2 AMENDMENT. This Agreement and any provision thereof may only be amended in writing and only by duly authorized signatories of each of the respective Parties hereto.

                                    ARTICLE 8
                                  FORCE MAJEURE
                                  =============

8.1 EVENTS. If any Party hereto is at any time prevented or delayed in complying with any provisions of this Agreement by reason of strikes, walk-outs, labour shortages, power shortages, fires, wars, acts of God, earthquakes, storms, floods, explosions, accidents, protests or demonstrations by environmental lobbyists or native rights groups, delays in transportation, breakdown of machinery, inability to obtain necessary materials in the open market, unavailability of equipment, governmental regulations restricting normal operations, shipping delays or any other reason or reasons beyond the control of that Party, then the time limited for the performance by that Party of its respective obligations hereunder shall be extended by a period of time equal in length to the period of each such prevention or delay.

8.2 NOTICE. A Party shall, within seven calendar days, give notice to the other Parties of each event of FORCE MAJEURE under section "8.1" hereinabove, and upon cessation of such event shall furnish the other Parties with notice of that event together with particulars of the number of days by which the obligations of that Party hereunder have been extended by virtue of such event of FORCE MAJEURE and all preceding events of FORCE MAJEURE.

                                    ARTICLE 9
                                   ARBITRATION
                                   ===========

9.1 MATTERS FOR ARBITRATION. The Parties agree that all questions or matters in dispute with respect to this Agreement shall be submitted to arbitration pursuant to the terms hereof.

9.2 NOTICE. It shall be a condition precedent to the right of any Party to submit any matter to arbitration pursuant to the provisions hereof that any Party intending to refer any matter to arbitration shall have given not less than two calendar days' prior written notice of its intention to do so to the other Parties together with particulars of the matter in dispute. On the expiration of such two calendar days the Party who gave such notice may proceed to refer the dispute to arbitration as provided in section "9.3" hereinbelow.

9.3 APPOINTMENTS. The Party desiring arbitration shall appoint one arbitrator, and shall notify the other Parties of such appointment, and the other Parties shall, within two calendar days after receiving such notice, appoint an arbitrator, and the two arbitrators so named, before proceeding to act, shall, within five calendar days of the appointment of the last appointed arbitrator, unanimously agree on the appointment of a third arbitrator, to act with them and be chairperson of the arbitration herein provided for. If the other Parties shall fail to appoint an arbitrator within two calendar days after receiving notice of the appointment of the first arbitrator, and if the two arbitrators appointed by the Parties shall be unable to agree on the appointment of the chairperson, the chairperson shall be appointed under the provisions of the COMMERCIAL ARBITRATION ACT (British Columbia) (the "ARBITRATION ACT"). Except as specifically otherwise provided in this section, the arbitration herein provided for shall be conducted in accordance with such Arbitration Act. The chairperson, or in the case where only one arbitrator is appointed, the single arbitrator, shall fix a time and place in Vancouver, British Columbia, for the purpose of hearing the evidence and representations of the Parties, and

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003
he shall preside over the arbitration and determine all questions of procedure not provided for under such Arbitration Act or this section. After hearing any evidence and representations that the Parties may submit, the single arbitrator, or the arbitrators, as the case may be, shall make an award and reduce the same to writing, and deliver one copy thereof to each of the Parties. The expense of the arbitration shall be paid as specified in the award.

9.4 AWARD. The Parties agree that the award of a majority of the arbitrators, or in the case of a single arbitrator, of such arbitrator, shall be final and binding upon each of them.

                                   ARTICLE 10
                                   TERMINATION
                                   ===========

10.1 DEFAULT. The Parties hereto agree that if any Party hereto is in default with respect to any of the provisions of this Agreement (herein called the "DEFAULTING PARTY"), the non-defaulting Party (herein called the "NON-DEFAULTING PARTY") shall give notice to the Defaulting Party designating such default, and within 14 calendar days after its receipt of such notice, the Defaulting Party shall either:

     (a) cure such default, or commence proceedings to cure such default and prosecute the same to completion without undue delay; or

     (b) give the Non-Defaulting Party notice that it denies that such default has occurred and that it is submitting the question to arbitration as herein provided.

10.2 ARBITRATION. If arbitration is sought, a Party shall not be deemed in default until the matter shall have been determined finally by appropriate arbitration under the provisions of Article "9" hereinabove.

10.3      CURING THE DEFAULT.   If:

     (a) the default is not so cured or the Defaulting Party does not commence or diligently proceed to cure the default; or

     (b)  arbitration is not so sought; or

     (c) the Defaulting Party is found in arbitration proceedings to be in default, and fails to cure it within five calendar days after the rendering of the arbitration award,

the Non-Defaulting Parties may, by written notice given to the Defaulting Party at any time while the default continues, terminate the interest of the Defaulting Party in and to this Agreement.

10.4 TERMINATION. In addition to the foregoing it is hereby acknowledged and agreed by the Parties hereto that this Agreement will be terminated in the event that:

     (a) the entire Ratification is not received within three business days of the due and complete execution of this Agreement by each of the Parties hereto;

     (b) each of the Purchaser and the Company fails to complete an Initial Due Diligence review of the other Party's respective business and operations within five business days of the prior satisfaction of the Ratification;

     (c) a Formal Agreement as between the Company, the Vendors and the Purchaser incorporating terms and conditions similar to those contained in this Agreement is not entered into on or before June 30, 2003;

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

     (d) the conditions specified in section "4.3" hereinabove have not been satisfied by August 15, 2003;

     (e)  either of the Parties  hereto has not either  satisfied or waived each
          of  their  respective   conditions   precedent  prior  to  Closing  in
          accordance with the provisions of Article "4" hereinabove;

     (f) the final Closing has not occurred on or before August 31, 2003 in accordance with section "5.2" hereinabove; or

     (g) by agreement, in writing, of each of the Company, the Vendors and the Purchaser;

and in such event, unless waived by each Party hereto in advance and in writing, this Agreement will be terminated and be of no further force and effect other than the obligations under Article "6" hereinabove.

                                   ARTICLE 11
                                     NOTICE
                                     ======

11.1 NOTICE. Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by prepaid registered mail deposited in a post office addressed to the Party entitled to receive the same, or delivered to such Party, at the address for such Party specified above. The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the third calendar day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.

11.2 CHANGE OF ADDRESS. Either Party may at any time and from time to time notify the other Parties in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

                                   ARTICLE 12
                               GENERAL PROVISIONS
                               ==================

12.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement to date between the Parties hereto and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

12.2 ENUREMENT. This Agreement will enure to the benefit of and will be binding upon the Parties, their respective heirs, executors, administrators and assigns.

12.3      TIME OF THE ESSENCE.   Time will be of the essence of this Agreement.

12.4 REPRESENTATION AND COSTS. It is hereby acknowledged by each of the Parties hereto that Devlin Jensen, Barristers and Solicitors, acts solely for the Purchaser, and, correspondingly, that each of the Vendors and the Company have been required by each of Devlin Jensen and the Purchaser to obtain independent legal advice with respect to their respective reviews and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties hereto that Devlin Jensen, Barristers and Solicitors, and certain or

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003
all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to the Company and/or a fiduciary duty to the same arising from either a previous directorship, officership or similar relationship arising out of the request of the Company for certain of such persons to act in a similar capacity while previously acting for the Company as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each Party hereto to the role and capacity of Devlin Jensen, Barristers and Solicitors, and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each Party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, Devlin Jensen, Barristers and Solicitors, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any Party hereto is in any way affected or uncomfortable with any such capacity or representation. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by Devlin Jensen, Barristers and Solicitors, shall be at the cost of the Purchaser.

12.5 APPLICABLE LAW. The situs of this Agreement is Vancouver, British Columbia, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the State of Colorado, U.S.A.

12.6 FURTHER ASSURANCES. The Parties hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties hereto or their respective counsel in order to carry out the true nature and intent of this Agreement.

12.7 SEVERABILITY AND CONSTRUCTION. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties hereto is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

12.8 CAPTIONS. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

12.9 CURRENCY. Unless otherwise stipulated, all references to money amounts hereunder shall be in lawful money of Canada.

12.10 COUNTERPARTS. This Agreement may be signed by the Parties hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the effective execution date as set forth on the front page of this Agreement.

12.11 NO PARTNERSHIP OR AGENCY. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.

12.12 CONSENTS AND WAIVERS. No consent or waiver expressed or implied by either Party in respect of any breach or default by the other in the performance by such other of its obligations hereunder shall:

                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

TRANSAX LIMITED
June 19, 2003

     (a) be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

     (b) be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

     (c)  constitute a general waiver under this Agreement; or

     (d) eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

                            ACCEPTANCE AND EXECUTION
                            ========================

It is expressly understood and agreed that as soon as practicable after the execution of this Agreement the undersigned will use their best efforts to enter into a Formal Agreement incorporating the terms and conditions hereof, in addition to normal share purchase and Merger terms and conditions, and the undersigned hereto hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the undersigned hereto or their respective counsel in order to carry out the true nature and intent of this Agreement and any such any Formal Agreement. AT ALL TIMES THE UNDERSIGNED HERETO ACKNOWLEDGE AND AGREE THAT THE COMPLETION OF ANY SUCH FORMAL AGREEMENT AND MERGER IS SUBJECT TO THE PRIOR RATIFICATION AND APPROVAL OF THE TERMS AND CONDITIONS OF ANY SUCH FORMAL AGREEMENT AND MERGER BY THE BOARD OF DIRECTORS AND, IF APPLICABLE, SHAREHOLDERS OF THE PURCHASER, EACH OF THE VENDORS, THE BOARD OF DIRECTORS OF THE COMPANY AND SUCH REGULATORY AUTHORITIES AS MAY HAVE JURISDICTION OVER THE PURCHASER, THE COMPANY AND THE VENDORS.

     Please acknowledge your acceptance of the general terms of this Agreement by kindly executing the same in the space provided hereinbelow. This offer is only open for acceptance until 5:00 p.m. (Vancouver time) on June 23, 2003.

               Yours very truly,

               VEGA-ATLANTIC CORPORATION
               Per:
                                    "GRANT ATKINS"
               _________________________________________________________________
               GRANT ATKINS, Authorized Signatory for the Purchaser

     THE WITHIN OFFER AND TERMS OF AGREEMENT ARE HEREBY ACCEPTED BY EACH OF THE COMPANY AND THE VENDOR EFFECTIVE ON THIS 19TH DAY OF JUNE, 2003:

               TRANSAX LIMITED
               Per:
                                  "STEPHEN WALTERS"
               _________________________________________________________________
               STEPHEN WALTERS, Authorized Signatory for the Company

               TRANSAX LIMITED ON BEHALF OF THE VENDORS AND THE MAJORITY VENDOR
               Per:
                                   "STEPHEN WALTERS"
               _________________________________________________________________
               STEPHEN WALTERS, On behalf of the Vendors and the Majority Vendor

                                __________



                          -- AGREEMENT IN PRINCIPLE --
                        -- VEGA-ATLANTIC CORPORATION --

                                    EXHIBIT 1
                            VEGA-ATLANTIC CORPORATION
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 8, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder (the Shareholder") of Vega-Atlantic Corporation, a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Meeting of Shareholders and Proxy Statement and associated documents, dated June 18, 2003, and hereby appoints Grant Atkins with the power of substitution, as Attorney and Proxy to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Meeting of Shareholders, and at any adjournment or adjournments thereof, hereby revoking any Proxy or Proxies heretofore given and ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue thereof with respect to the following matters:

     1. Proposal to approve an Amendment to the Company's Articles which would effect a proposed Name Change of the Company to such name as the Board of Directors deems necessary or appropriate in its sole and absolute discretion.


             FOR  /___/              AGAINST  /___/           ABSTAIN  /___/

     2. Proposal to approve the Stock Option Plan for key personnel of the Company.


                FOR  /___/              AGAINST  /___/          ABSTAIN  /___/

     3. Proposal to ratify the prior actions by Shareholders of the Company taken pursuant to Written Consent approving the Reverse Stock Split.


             FOR  /___/              AGAINST  /___/          ABSTAIN  /___/

     4. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR each of the above proposals.



Dated:________________________, 2003             ________________________


     Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a Proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

   PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.